CREDIT SUISSE INSTITUTIONAL FUNDS

[CREDIT SUISSE ASSET MANAGEMENT LOGO]


INTERNATIONAL FUND


FIXED INCOME FUND


HIGH YIELD FUND


FEBRUARY 28, 2003 SEMIANNUAL REPORT
           (UNAUDITED)

More complete information about the Funds, including charges and expenses, is provided in the PROSPECTUS, which must precede or accompany this document and which should be read carefully before investing. Institutional shareholders may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Institutional Funds, P.O. Box 8500, Boston, MA 02266-8500.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. Credit Suisse Institutional Funds are advised by Credit Suisse Asset Management, LLC.

THE FUNDS' INVESTMENT ADVISER AND CO-ADMINISTRATORS MAY WAIVE SOME FEES AND/OR REIMBURSE SOME EXPENSES, WITHOUT WHICH PERFORMANCE WOULD BE LOWER. WAIVERS AND/OR REIMBURSEMENTS ARE SUBJECT TO CHANGE.

RETURNS INCLUDE CHANGE IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. RETURNS AND SHARE PRICE WILL FLUCTUATE, AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

THE VIEWS OF THE FUNDS' MANAGEMENT ARE AS OF THE DATE OF THE LETTERS AND FUND HOLDINGS DESCRIBED IN THIS DOCUMENT ARE AS OF FEBRUARY 28, 2003; THESE VIEWS AND FUND HOLDINGS MAY HAVE CHANGED SUBSEQUENT TO THESE DATES. NOTHING IN THIS DOCUMENT IS A RECOMMENDATION TO PURCHASE OR SELL SECURITIES.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM") OR ANY AFFILIATE, ARE NOT FDIC-INSURED AND ARE NOT GUARANTEED BY CSAM OR ANY AFFILIATE.

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                     SEMIANNUAL INVESTMENT ADVISERS' REPORT

                                                                  March 25, 2003

Dear Shareholder:

For the six months ended February 28, 2003, Credit Suisse Institutional International Fund (the "Fund") had a loss of 12.60%, vs. a decline of 10.97% for the Morgan Stanley Capital International EAFE Index.(1)

The period was a volatile and negative one for the world's stock markets. The main drivers of market activity were economic and geopolitical developments, most specifically the prospects for a U.S. led war on Iraq with regard to the latter. When the economic outlook appeared to improve, and war risks abated, stocks tended to rally, as was the case in October and November. But when the economic data softened, and war looked imminent, investors sold stocks in favor of cash or bonds. In the end, most markets had significant declines for the six months.

The Fund was hurt by the pullback in international stock markets and by weakness in certain areas. Stock that contributed to the Fund's underperformance included certain of its Japanese consumer holdings (their declines outweighed the benefits of our decision to remain underweighted in Japan's struggling stock market). Our underweighting in the U.K., a relatively good performer in the period, also hampered the Fund's showing. On the positive side, factors that aided the Fund's relative return included its underweighting in Continental Europe and its overweighting in Australia.

Looking ahead, there remains a great deal of uncertainty: As we write, the U.S. led war on Iraq appears to be in its early stages. The long-term effects of the war -- and the broader fight against terrorism worldwide -- are unknowable with regard to a number of issues, ranging from national-security spending to energy costs. We will continue to monitor developments on an ongoing basis and adjust the portfolio's regional and sector positioning as we deem appropriate.

In terms of where we stand now, we intend to continue to underweight Continental Europe until the region's major economies show evidence of sustainable growth. Currently, growth has generally stagnated. One change we made to the Fund recently was to raise its exposure to the U.K. We are now modestly overweighted, as our confidence has risen in the country's ability to move its economy forward. Unemployment remains low, the consumer has shown some persistence and the housing market is holding up, though that aspect of the economy remains a concern for us. We have recently become underweighted in Australia. Although the country's economy remains healthy, equity valuations there have risen to fairly lofty levels.

Elsewhere, we expect to maintain an underweighting in Japan, where the economy has softened and where reform efforts are idling. We continue to favor select emerging markets (e.g., Mexico and South Korea), which we believe offer attractive valuations and the potential to benefit from an eventual revival in the U.S. economy.


Sincerely yours,


Credit Suisse Asset Management, LLC


Steven D. Bleiberg, Managing Director and Co-Portfolio Manager
Vincent J. McBride, Managing Director and Co-Portfolio Manager


INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING-MARKET INVESTMENTS.

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
               SEMIANNUAL INVESTMENT ADVISERS' REPORT (CONCLUDED)

                 AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2003

                                                        INCEPTION TO       INCEPTION
   1 YEAR       3 YEAR       5 YEAR       10 YEAR           DATE              DATE
  --------     --------     --------      -------       ------------       ---------
  (23.17%)     (24.13%)      (9.07%)       1.39%            1.50%           9/30/92

                   AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003

                                                        INCEPTION TO       INCEPTION
   1 YEAR       3 YEAR       5 YEAR       10 YEAR           DATE              DATE
  --------     --------     --------      -------       ------------       ---------
  (28.71%)     (25.20%)     (10.67%)       0.66%            1.29%           9/30/92

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

----------

(1) The Morgan Stanley Capital International EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                             SCHEDULE OF INVESTMENTS
                          FEBRUARY 28, 2003 (UNAUDITED)

                                                                                                 NUMBER
                                                                                                OF SHARES       VALUE
                                                                                               -----------  ------------
COMMON STOCKS (93.0%)
AUSTRALIA (3.3%)
BANKS (1.8%)
    National Australia Bank, Ltd.!                                                                  97,278  $  1,706,058
                                                                                                            ------------
BEVERAGES (1.5%)
    Foster's Group, Ltd.!                                                                          556,744     1,459,555
                                                                                                            ------------
TOTAL AUSTRALIA                                                                                                3,165,613
                                                                                                            ------------
BRAZIL (1.7%)
METALS & MINING (1.7%)
    Companhia Vale do Rio Doce ADR                                                                  34,668     1,005,372
    Companhia Vale do Rio Doce ADR Class A                                                          22,700       618,575
                                                                                                            ------------
TOTAL BRAZIL                                                                                                   1,623,947
                                                                                                            ------------
CHINA (1.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.7%)
    China Telecom Corporation, Ltd. ADR*                                                            87,200     1,597,504
                                                                                                            ------------
TOTAL CHINA                                                                                                    1,597,504
                                                                                                            ------------
DENMARK (1.3%)
DIVERSIFIED TELECOMMUNICATION SERVICES (1.3%)
    TDC A/S                                                                                         55,752     1,282,064
                                                                                                            ------------
TOTAL DENMARK                                                                                                  1,282,064
                                                                                                            ------------
FINLAND (4.0%)
COMMUNICATIONS EQUIPMENT (2.3%)
    Nokia Oyj                                                                                      163,000     2,178,449
                                                                                                            ------------
PAPER & FOREST PRODUCTS (1.7%)
    Stora Enso Oyj                                                                                 170,858     1,673,930
                                                                                                            ------------
TOTAL FINLAND                                                                                                  3,852,379
                                                                                                            ------------
FRANCE (9.6%)
AUTOMOBILES (1.7%)
    PSA Peugeot Citroen                                                                             36,561     1,615,623
                                                                                                            ------------
BANKS (2.5%)
    BNP Paribas SA                                                                                  56,965     2,357,640
                                                                                                            ------------
CONSTRUCTION & ENGINEERING (1.6%)
    Vinci SA !                                                                                      25,888     1,536,010
                                                                                                            ------------
INSURANCE (1.5%)
    Axa                                                                                            117,782     1,439,561
                                                                                                            ------------
OIL & GAS (2.3%)
    Total Fina Elf SA                                                                               16,738     2,211,730
                                                                                                            ------------
TOTAL FRANCE                                                                                                   9,160,564
                                                                                                            ------------
GERMANY (4.9%)
AUTO COMPONENTS (0.5%)
    Continental AG*                                                                                 32,016       507,941
                                                                                                            ------------
DIVERSIFIED FINANCIALS (1.0%)
    Deutsche Boerse AG                                                                              25,654       993,184
                                                                                                            ------------
ELECTRIC UTILITIES (1.5%)
    E.ON AG                                                                                         33,326     1,422,383
                                                                                                            ------------

                 See Accompanying Notes to Financial Statements.

                                                                                                 NUMBER
                                                                                                OF SHARES       VALUE
                                                                                               -----------  ------------
GERMANY -- (CONCLUDED)
MACHINERY (1.9%)
    MAN AG                                                                                         122,693  $  1,781,252
                                                                                                            ------------
TOTAL GERMANY                                                                                                  4,704,760
                                                                                                            ------------
HONG KONG (0.8%)
BANKS (0.0%)
    Hang Seng Bank, Ltd.                                                                                12           131
                                                                                                            ------------
ELECTRIC UTILITIES (0.8%)
Hongkong Electric Holdings, Ltd.                                                                   192,000       732,392
                                                                                                            ------------
TOTAL HONG KONG                                                                                                  732,523
                                                                                                            ------------
HUNGARY (1.0%)
BANKS (1.0%)
    OTP Bank Rt.                                                                                   100,530       980,065
                                                                                                            ------------
TOTAL HUNGARY                                                                                                    980,065
                                                                                                            ------------
INDIA (1.0%)
IT CONSULTING & SERVICES (1.0%)
    Satyam Computer Services, Ltd. ADR                                                              87,700       922,604
                                                                                                            ------------
TOTAL INDIA                                                                                                      922,604
                                                                                                            ------------
IRELAND (4.5%)
BANKS (4.5%)
    Allied Irish Banks PLC                                                                         135,544     1,710,706
    Bank of Ireland                                                                                234,034     2,585,479
                                                                                                            ------------
TOTAL IRELAND                                                                                                  4,296,185
                                                                                                            ------------
ITALY (2.0%)
OIL & GAS (2.0%)
    ENI SpA                                                                                        131,277     1,948,322
                                                                                                            ------------
TOTAL ITALY                                                                                                    1,948,322
                                                                                                            ------------
JAPAN (15.2%)
AUTOMOBILES (2.1%)
    Honda Motor Company, Ltd.                                                                       55,600     2,031,652
                                                                                                            ------------
DIVERSIFIED FINANCIALS (0.9%)
    Nikko Cordial Corp.                                                                            248,000       891,520
                                                                                                            ------------
LEISURE EQUIPMENT & PRODUCTS (2.6%)
    Konica Corp.!                                                                                  173,000     1,388,683
    Sony Corp.!                                                                                     27,900     1,059,598
                                                                                                            ------------
                                                                                                               2,448,281
                                                                                                            ------------
MACHINERY (1.2%)
    SMC Corp.!                                                                                      14,400     1,102,305
                                                                                                            ------------
OFFICE ELECTRONICS (2.7%)
    Canon, Inc.                                                                                     70,000     2,528,230
                                                                                                            ------------
PHARMACEUTICALS (1.5%)
    Takeda Chemical Industries, Ltd.!                                                               39,300     1,449,338
                                                                                                            ------------
REAL ESTATE (2.0%)
    Mitsui Fudosan Company, Ltd.!                                                                  293,000     1,920,702
                                                                                                            ------------

                 See Accompanying Notes to Financial Statements.

                                                                                                 NUMBER
                                                                                                OF SHARES       VALUE
                                                                                               -----------  ------------
JAPAN -- (CONCLUDED)
TRADING COMPANIES & DISTRIBUTORS (1.2%)
    Sumitomo Corp.!                                                                                251,000  $  1,176,181
                                                                                                            ------------
WIRELESS TELECOMMUNICATION SERVICES (1.0%)
    NTT DoCoMo, Inc.                                                                                   523       986,500
                                                                                                            ------------
TOTAL JAPAN                                                                                                   14,534,709
                                                                                                            ------------
MEXICO (0.7%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
    Telefonos de Mexico SA de CV ADR                                                                21,700       630,819
                                                                                                            ------------
TOTAL MEXICO                                                                                                     630,819
                                                                                                            ------------
NETHERLANDS (1.9%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (1.9%)
    ASML Holding NV* Section                                                                       253,994     1,831,419
                                                                                                            ------------
TOTAL NETHERLANDS                                                                                              1,831,419
                                                                                                            ------------
NEW ZEALAND (0.5%)
DIVERSIFIED TELECOMMUNICATION SERVICES (0.5%)
    Telecom Corporation of New Zealand, Ltd.!                                                      221,600       519,272
                                                                                                            ------------
TOTAL NEW ZEALAND                                                                                                519,272
                                                                                                            ------------
NORWAY (1.2%)
BANKS (1.2%)
    DnB Holding ASASection                                                                         292,887     1,107,771
                                                                                                            ------------
TOTAL NORWAY                                                                                                   1,107,771
                                                                                                            ------------
SINGAPORE (1.5%)
BANKS (1.5%)
    DBS Group Holdings, Ltd.                                                                        93,018       513,454
    United Overseas Bank, Ltd.                                                                     150,817       901,875
                                                                                                            ------------
TOTAL SINGAPORE                                                                                                1,415,329
                                                                                                            ------------
SOUTH KOREA (2.0%)
SEMICONDUCTOR EQUIPMENT & PRODUCTS (2.0%)
    Samsung Electronics Company, Ltd. GDR, Rule 144A++                                              16,358     1,934,334
                                                                                                            ------------
TOTAL SOUTH KOREA                                                                                              1,934,334
                                                                                                            ------------
SWEDEN (1.1%)
MACHINERY (1.1%)
    SKF AB Series B                                                                                 39,300     1,036,885
                                                                                                            ------------
TOTAL SWEDEN                                                                                                   1,036,885
                                                                                                            ------------
SWITZERLAND (5.6%)
FOOD PRODUCTS (2.7%)
    Nestle SA                                                                                       12,614     2,539,544
                                                                                                            ------------
INSURANCE (1.0%)
    Zurich Financial Services AG                                                                    11,509       976,059
                                                                                                            ------------
PHARMACEUTICALS (1.9%)
    Novartis AG                                                                                     48,553     1,783,141
                                                                                                            ------------
TOTAL SWITZERLAND                                                                                              5,298,744
                                                                                                            ------------

                 See Accompanying Notes to Financial Statements.

                                                                                                 NUMBER
                                                                                                OF SHARES       VALUE
                                                                                               -----------  ------------
UNITED KINGDOM (27.5%)
BANKS (5.7%)
    HBOS PLC                                                                                       144,298  $  1,504,620
    HSBC Holdings PLC                                                                              132,862     1,431,414
    Royal Bank of Scotland Group PLC                                                               109,687     2,510,320
                                                                                                            ------------
                                                                                                               5,446,354
                                                                                                            ------------
BEVERAGES (1.8%)
    Diageo PLC                                                                                     169,775     1,684,700
                                                                                                            ------------
DIVERSIFIED TELECOMMUNICATION SERVICES (0.9%)
    BT Group PLC                                                                                   349,679       900,525
                                                                                                            ------------
ELECTRIC UTILITIES (2.2%)
    Scottish Power PLC                                                                             362,996     2,084,048
                                                                                                            ------------
FOOD PRODUCTS (1.7%)
    Cadbury Schweppes PLC                                                                          319,927     1,617,575
                                                                                                            ------------
HEALTHCARE EQUIPMENT & SUPPLIES (1.1%)
    Amersham PLC                                                                                   153,441     1,040,454
                                                                                                            ------------
INDUSTRIAL CONGLOMERATES (1.4%)
    Smiths Group PLC                                                                               138,220     1,314,971
                                                                                                            ------------
METALS & MINING (3.7%)
    BHP Billiton PLC                                                                               200,051     1,039,832
    Rio Tinto PLC                                                                                   50,961     1,031,453
    Xstrata PLC*                                                                                   161,277     1,468,279
                                                                                                            ------------
                                                                                                               3,539,564
                                                                                                            ------------
OIL & GAS (3.2%)
    BG Group PLC                                                                                   286,219     1,103,391
    Shell Transport & Trading Co. PLC                                                              334,660     1,938,496
                                                                                                            ------------
                                                                                                               3,041,887
                                                                                                            ------------
PHARMACEUTICALS (2.5%)
    AstraZeneca PLC                                                                                 45,494     1,467,548
    GlaxoSmithKline PLC                                                                             54,100       950,977
                                                                                                            ------------
                                                                                                               2,418,525
                                                                                                            ------------
SOFTWARE (1.4%)
    Sage Group PLC                                                                                 622,812     1,312,076
                                                                                                            ------------
WIRELESS TELECOMMUNICATION SERVICES (1.9%)
    Vodafone Group PLC                                                                           1,034,484     1,853,461
                                                                                                            ------------
TOTAL UNITED KINGDOM                                                                                          26,254,140
                                                                                                            ------------
TOTAL COMMON STOCKS (Cost $91,914,592)                                                                        88,829,952
                                                                                                            ------------

                 See Accompanying Notes to Financial Statements.

                                                                                                 NUMBER
                                                                                                OF SHARES       VALUE
                                                                                               -----------  ------------
SHORT-TERM INVESTMENTS (17.1%)
    AIM Institutional Fund -- Liquid Asset Portfolio@   (cost $11,008,595)                      11,008,595  $ 11,008,595
                                                                                                            ------------
                                                                                                   PAR
                                                                                                  (000)
                                                                                               -----------
    State Street Bank and Trust Co. Euro Time Deposit, 1.188%, 3/03/03 (cost $5,399,000)       $     5,399     5,399,000
                                                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $16,407,595)                                                               16,407,595
                                                                                                            ------------
TOTAL INVESTMENTS AT VALUE (110.1%) (Cost $108,322,187)                                                      105,237,547
                                                                                                            ------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-10.1%)                                                                (9,694,259)
                                                                                                            ------------
NET ASSETS (100.0%)                                                                                         $ 95,543,288
                                                                                                            ============

*    Non-income producing security.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2003, these securities amounted to a value of $1,934,334 or 2.0% of net assets.

!    Security or portion thereof is out on loan.

@ Represents security purchased with cash collateral received for securities on loan.

                            INVESTMENT ABBREVIATIONS

               ADR                     American Depositary Receipt
               GDR                       Global Depositary Receipt

                 See Accompanying Notes to Financial Statements.

                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                     SEMIANNUAL INVESTMENT ADVISERS' REPORT

                                                                  March 25, 2003

Dear Shareholder:

We are writing to report on the results of the Credit Suisse Institutional Fixed Income Fund(1) (the "Fund") for the six months ended February 28, 2003.

At February 28, 2003, the net asset value ("NAV") of the Fund's shares was $14.43, compared to an NAV of $14.12 on August 31, 2002. Assuming the reinvestment of dividends totaling $0.57754 per share, the Fund's total return was 6.44%. By comparison, the Lehman Brothers U.S. Aggregate Bond Index(2) returned 4.73% during the same period.

We attribute the Fund's outperformance of its Lehman benchmark during the period to the collective impact of several aspects of our strategy. On a big-picture level, market conditions favored our general approach of emphasizing spread product (i.e., debt securities whose valuations are based on the difference, or "spread," between their yields and those of comparable-maturity Treasury debt) at the expense of Treasury securities.

More specifically:

- We configured the portfolio's spread-based exposure as a "credit barbell" consisting of similar weightings in high-beta credits among investment-grade corporate bonds on one end, while comparatively low-beta securitized debt issues comprised the other end. Corporates were especially additive to performance. Our wide diversification within the universe of investment-grade corporate issuers worked to our advantage, as did our sector allocations and individual security selection.

- We maintained exposure to high yield corporates, which performed strongly in much of the period.

- We generated above-benchmark results in securitized debt. Two aspects of our positioning were especially helpful in this regard. First, we favored mortgage-backed securities (MBS) and commercial MBS, both of which generated solidly positive excess returns versus comparable-maturity Treasuries. Second, our MBS security selection concentrated on recently originated issues with good prepayment protection, which attracted active buying as market-based interest rates fell.

- We held a small allocation to inflation-linked Treasury bonds (known as TIPS, or Treasury Inflation-Protected Securities), which we felt offered attractive valuations as well as the potential for capital appreciation if perceived or actual inflation should rise. Our analysis proved on target, as nominal inflation moved higher and TIPS prices gained accordingly.

The most negative contributions to the Fund's overall return were fairly modest and came from two underweightings. These were in government agency issues, which generated positive excess returns; and, within our corporate allocation, banks and other financial companies, which significantly outperformed the benchmark as a whole.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Sincerely yours,

Credit Suisse Asset Management, LLC

Jo Ann Corkran, Managing Director and Co-Portfolio Manager
Leland E. Crabbe, Director and Co-Portfolio Manager
Suzanne E. Moran, Director and Co-Portfolio Manager

                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
               SEMIANNUAL INVESTMENT ADVISERS' REPORT (CONCLUDED)

                AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2003(1)

                                           INCEPTION TO       INCEPTION
   1 YEAR       3 YEAR       5 YEAR            DATE              DATE
  --------     --------     --------       ------------       ---------
   3.44%        6.51%        5.46%            6.70%            3/31/94

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003(1)

                                           INCEPTION TO       INCEPTION
   1 YEAR       3 YEAR       5 YEAR            DATE              DATE
  --------     --------     --------       ------------       ---------
   4.89%        6.32%        5.39%            6.67%            3/31/94

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

----------

(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers Government/Corporate Bond Index and the Lehman Brothers Mortgage-Backed Securities Index. The U.S. Aggregate Bond Index includes U.S. Treasury and agency issues, corporate bond issues and mortgage-backed securities rated investment-grade or higher by Moody's Investors Service, Standard & Poor's Corporation or Fitch Investors' Service. Investors cannot invest directly in an index.

                  CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                             SCHEDULE OF INVESTMENTS
                          FEBRUARY 28, 2003 (UNAUDITED)

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
CORPORATE BONDS (37.9%)
AEROSPACE & DEFENSE (0.7%)
$     655  Lockheed Martin Corp., Bonds                                 (BBB , Baa2)      12/01/29         8.500  $      876,534
      120  Raytheon Co., Global Notes                                   (BBB- , Baa3)     03/01/06         8.200         133,966
      245  Raytheon Co., Notes                                          (BBB- , Baa3)     08/15/07         6.750         272,775
      151  Sequa Corp., Senior Notes                                     (BB- , Ba3)      08/01/09         9.000         149,748
      225  Sequa Corp., Series B, Senior Notes                            (BB , Ba3)      04/01/08         8.875         221,625
                                                                                                                  --------------
                                                                                                                       1,654,648
                                                                                                                  --------------
APPAREL (0.1%)
      310  Levi Strauss & Co., Notes                                     (BB- , B3)       11/01/06         7.000         282,100
                                                                                                                  --------------
AUTOMOBILE MANUFACTURERS (0.5%)
    1,200  General Motors Acceptance Corp., Series MTN, Notes            (BBB+ , A2)      05/16/05         5.250       1,224,793
                                                                                                                  --------------
AUTOMOBILE PARTS & EQUIPMENT (0.3%)
      415  Collins & Aikman Products Corp., Company Guaranteed
             (Callable 04/15/03 @ $101.92)Section                         (B , B2)        04/15/06        11.500         364,163
      490  Metaldyne Corp., Global Company Guaranteed
             (Callable 06/15/07 @ $105.50)                                (B , B3)        06/15/12        11.000         389,550
                                                                                                                  --------------
                                                                                                                         753,713
                                                                                                                  --------------
BUILDING MATERIALS (0.4%)
      255  American Standard Inc., Company Guaranteed                    (BB+ , Ba2)      02/01/08         7.375         274,125
      495  Dayton Superior Corp., Company Guaranteed Notes
             (Callable 06/15/07 @ $102.17)                               (B- , Caa2)      06/15/09        13.000         413,325
      330  Nortek, Inc., Series B, Global Senior Subordinated Notes
             (Callable 06/15/06 @ $104.94)                                (B- , B3)       06/15/11         9.875         336,188
                                                                                                                  --------------
                                                                                                                       1,023,638
                                                                                                                  --------------
CHEMICALS (0.5%)
      325  Applied Extrusion Technologies, Inc., Series B, Company
             Guaranteed (Callable 07/01/06 @ $105.38)                    (B , Caa1)       07/01/11        10.750         219,375
      365  Avecia Group PLC, Global Company Guaranteed
             (Callable 07/01/04 @ $105.50)                               (B , Caa1)       07/01/09        11.000         293,825
      480  Scotts Co., Company Guaranteed
             (Callable 01/15/04 @ $104.31)                                (B+ , B2)       01/15/09         8.625         512,400
                                                                                                                  --------------
                                                                                                                       1,025,600
                                                                                                                  --------------
COMMERCIAL SERVICES (0.7%)
    1,080  Cendant Corp., Senior Notes                                  (BBB , Baa1)      01/15/08         6.250       1,107,579
      220  Iron Mountain, Inc., Company Guaranteed
             (Callable 04/01/06 @ $104.31)                                (B , B2)        04/01/13         8.625         233,200
      275  La Petite Academy, Inc./LPA Holdings, Series B,
             Company Guaranteed (Callable 05/15/03 @ $105.00)            (CC , Ca)        05/15/08        10.000         174,625
                                                                                                                  --------------
                                                                                                                       1,515,404
                                                                                                                  --------------
COMPUTERS (0.2%)
      238  DIVA Systems Corp., Series B, Senior Discount Notes
             (Callable 03/01/03 @ $106.31)0                               (NR , NR)       03/01/08        12.625           4,760
      410  Unisys Corp., Senior Notes                                    (BB+ , Ba1)      01/15/05         7.250         423,325
                                                                                                                  --------------
                                                                                                                         428,085
                                                                                                                  --------------
COSMETICS/PERSONAL CARE (0.2%)
      415  Armkel LLC/Armkel Financial, Global Senior
             Subordinated Notes (Callable 08/15/05 @ $104.75)             (B- , B2)       08/15/09         9.500         455,981
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
DIVERSIFIED FINANCIALS (5.7%)
$     325  Chukchansi Economic Development Authority,
             Rule 144A, Senior Notes
             (Callable 10/01/06 @ $113.00)++                               (NR , NR)      06/15/09        14.500  $      333,938
      345  Countrywide Home Loan, Inc., Global
             Company Guaranteed                                            (A , A3)       06/15/04         6.850         367,005
      850  Countrywide Home Loan, Inc., Global Notes!                      (A , A3)       12/19/07         4.250         876,936
      685  FMR Corp., Rule 144A, Notes++                                  (AA , Aa3)      03/01/13         4.750         694,158
      560  Ford Motor Credit Co., Global Bonds                            (BBB , A3)      02/01/11         7.375         544,646
    1,330  Ford Motor Credit Co., Global Notes                            (BBB , A3)      02/01/06         6.875       1,351,727
    1,250  General Electric Capital Corp., Series MTNA,
             Global Notes                                                 (AAA , Aaa)     06/15/12         6.000       1,367,173
    1,300  General Motors Acceptance Corp., Global Notes                  (BBB+ , A2)     01/15/06         6.750       1,371,085
      630  Goldman Sachs Group Inc., Global Notes                         (A+ , Aa3)      01/15/08         4.125         648,181
      260  Household Finance Corp., Global Bonds                           (A- , A2)      11/27/32         7.350         303,313
    1,570  Household Finance Corp., Global Notes                           (A- , A2)      01/30/07         5.750       1,689,973
      870  Household Finance Corp., Global Notes                           (A- , A2)      05/15/12         7.000         986,673
      260  PCA LLC/PCA Finance Corp., Global Senior Notes                  (B- , B3)      08/01/09        11.875         264,550
      500  Verizon Global Funding Corp., Global Notes                      (A+ , A2)      06/15/12         6.875         572,585
    1,365  Verizon Global Funding Corp., Global Notes                      (A+ , A2)      12/01/30         7.750       1,655,012
                                                                                                                  --------------
                                                                                                                      13,026,955
                                                                                                                  --------------
ELECTRIC (4.8%)
      430  Calpine Corp., Senior Notes                                    (B+ , B1)       08/15/10         8.625         206,400
      820  Cilcorp, Inc., Bonds                                         (BBB+ , Baa2)     10/15/29         9.375       1,097,749
      885  Cincinnati Gas & Electric Co., Notes                         (BBB , Baa1)      09/15/12         5.700         940,040
      525  CMS Energy Corp., Senior Notes                                 (B+ , B3)       01/15/09         7.500         436,336
      355  CMS Energy Corp., Series B, Senior Notes                       (BB , B3)       01/15/04         6.750         335,555
      785  Consolidated Edison Company of New York, Debentures            (A+ , A1)       02/01/13         4.875         809,586
      260  Constellation Energy Group Inc., Notes                       (BBB+ , Baa1)     04/01/07         6.350         282,792
      310  Constellation Energy Group Inc., Notes                       (BBB+ , Baa1)     04/01/12         7.000         346,252
    1,140  Dominion Resources, Inc., Series B, Senior Notes             (BBB+ , Baa1)     06/30/12         6.250       1,247,961
      245  Energy East Corp., Notes                                     (BBB , Baa2)      06/15/12         6.750         274,081
      599  FPL Group Capital, Inc., Company Guaranteed                    (A- , A2)       09/15/06         7.625         675,234
      570  Oncor Electric Delivery Co., Rule 144A,
             Secured Notes++                                            (BBB , Baa1)      05/01/12         6.375         619,331
      690  Oncor Electric Delivery Co., Rule 144A,
             Secured Notes++                                            (BBB , Baa1)      05/01/32         7.000         734,301
      500  Progress Energy, Inc., Senior Notes                          (BBB , Baa2)      03/01/06         6.750         547,369
      475  Progress Energy, Inc., Senior Notes                          (BBB , Baa2)      03/01/31         7.750         561,937
      835  PSEG Power LLC, Global Company Guaranteed                    (BBB , Baa1)      04/15/06         6.875         919,885
      920  Public Service Company of Colorado, Rule 144A,
             Collateral Trust++                                         (BBB+ , Baa1)     10/01/12         7.875       1,105,739
                                                                                                                  --------------
                                                                                                                      11,140,548
                                                                                                                  --------------
ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
      165  Motors & Gears, Inc., Series D, Senior Notes
             (Callable 11/15/03 @ $101.79)                               (B- , Caa1)      11/15/06        10.750         142,725
                                                                                                                  --------------
ELECTRONICS (0.3%)
      345  Flextronics International, Ltd., Yankee Senior Subordinated
             Notes (Callable 07/01/05 @ $104.94)Section                  (BB- , Ba2)      07/01/10         9.875         377,775
      195  Sanmina-Sci Corp., Rule 144A,
             Secured Notes (Callable 01/15/07 @ $105.19)++               (BB- , Ba2)      01/15/10        10.375         206,700
                                                                                                                  --------------
                                                                                                                         584,475
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
ENTERTAINMENT (0.9%)
$     385  Argosy Gaming Co., Company Guaranteed
             (Callable 06/01/04 @ $105.38)                                (B+ , B2)       06/01/09        10.750  $      417,244
      365  Horseshoe Gaming Holdings Corp., Series B, Company
             Guaranteed (Callable 05/15/04 @ $104.31)                     (B+ , B2)       05/15/09         8.625         383,250
      195  Intrawest Corp., Global Company Guaranteed
             (Callable 02/01/05 @ $105.25)                                (B+ , B1)       02/01/10        10.500         204,750
      225  Isle of Capri Casinos, Inc., Company Guaranteed
             (Callable 04/15/04 @ $104.38)                                (B , B2)        04/15/09         8.750         227,812
      315  Kerzner International, Ltd., Global Company Guaranteed
             (Callable 08/15/06 @ $104.44)                                (B+ , B2)       08/15/11         8.875         318,150
      105  Mohegan Tribal Gaming, Global Senior Subordinated Notes
             (Callable 07/01/06 @ $104.19)                               (BB- , Ba3)      07/01/11         8.375         108,150
      495  Penn National Gaming, Inc., Company Guaranteed
             (Callable 03/15/06 @ $104.44)                                (B- , B3)       03/15/10         8.875         499,950
                                                                                                                  --------------
                                                                                                                       2,159,306
                                                                                                                  --------------
ENVIRONMENTAL CONTROL (0.8%)
      240  Allied Waste North America, Series B, Company Guaranteed
             (Callable 01/01/04 @ $103.94)                               (BB- , Ba3)      01/01/09         7.875         240,000
      930  Waste Management, Inc., Global Company Guaranteed             (BBB , Ba1)      05/15/32         7.750       1,080,392
      500  Waste Management, Inc., Senior Notes                          (BBB , Ba1)      08/01/10         7.375         569,891
                                                                                                                  --------------
                                                                                                                       1,890,283
                                                                                                                  --------------
FOOD (1.6%)
      154  Archibald Candy Corp., Company Guaranteed
             (Callable 03/27/03 @ $100.00)                                (NR , NR)       11/01/07        10.000         138,595
      295  Aurora Foods, Inc., Series B, Senior Subordinated Notes
             (Callable 07/01/03 @ $106.38)                                (CC , Ca)       07/01/08         8.750         146,025
      505  ConAgra Foods, Inc., Notes                                   (BBB+ , Baa1)     09/15/11         6.750         584,147
      640  ConAgra Foods, Inc., Notes                                   (BBB+ , Baa1)     09/15/30         8.250         853,753
      210  Fleming Companies, Inc., Company Guaranteed
             (Callable 06/15/06 @ $104.63)!                              (CCC+ , B2)      06/15/10         9.250         117,600
      110  Fleming Companies, Inc., Global Company Guaranteed
             (Callable 04/01/05 @ $105.06)Section                        (CCC+ , B2)      04/01/08        10.125          64,350
      480  Land O' Lakes, Inc., Global Senior Notes
             (Callable 11/15/06 @ $104.38)                                (B+ , B2)       11/15/11         8.750         285,600
       90  Premier International Foods PLC, Yankee Senior Notes
             (Callable 09/01/04 @ $106.00)                                (B- , B3)       09/01/09        12.000          97,762
      700  Safeway, Inc., Debentures                                    (BBB , Baa2)      02/01/31         7.250         803,600
      295  Safeway, Inc., Notes                                         (BBB , Baa2)      09/15/04         7.250         316,004
      350  Stater Brothers Holdings, Inc., Senior Notes
             (Callable 08/15/03 @ $105.38)                                (B- , B2)       08/15/06        10.750         355,250
                                                                                                                  --------------
                                                                                                                       3,762,686
                                                                                                                  --------------
FOREST PRODUCTS, PAPER (0.2%)
      470  Appleton Papers, Inc., Series B, Global Company
             Guaranteed (Callable 12/15/05 @ $106.25)                     (B+ , B3)       12/15/08        12.500         521,700
                                                                                                                  --------------
GAS (0.4%)
      605  KeySpan Corp., Senior Notes                                    (A , A3)        11/15/30         8.000         798,186
                                                                                                                  --------------
HEALTHCARE PRODUCTS (0.3%)
      720  Baxter International, Inc., Notes                              (A , A3)        05/01/07         5.250         765,581
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
HEALTHCARE SERVICES (0.6%)
$     280  Extendicare Health Services, Inc., Company Guaranteed
             (Callable 12/15/03 @ $103.12)                               (CCC+ , B3)      12/15/07         9.350  $      203,000
      248  Genesis Health Ventures Inc., Secured Notes                    (B , B1)        04/02/07         6.380         233,887
      325  HCA, Inc., Notes                                             (BBB- , Ba1)      06/15/05         6.910         343,937
      600  HCA, Inc., Notes                                             (BBB- , Ba1)      07/01/07         7.000         644,987
                                                                                                                  --------------
                                                                                                                       1,425,811
                                                                                                                  --------------
HOLDING COMPANIES-DIVERSIFIED (0.2%)
      430  Werner Holding Company, Inc., Series A, Company
             Guaranteed (Callable 11/15/03 @ $103.33)                     (B- , B2)       11/15/07        10.000         432,150
                                                                                                                  --------------
HOME BUILDERS (0.2%)
      225  KB Home, Senior Subordinated Notes
             (Callable 02/15/06 @ $104.75)                               (BB- , Ba3)      02/15/11         9.500         244,688
      220  Ryland Group, Senior Notes
             (Callable 09/01/05 @ $104.88)                               (BB+ , Ba1)      09/01/10         9.750         247,500
                                                                                                                  --------------
                                                                                                                         492,188
                                                                                                                  --------------
INDUSTRIAL (0.5%)
      950  AT&T Corporation, Global Senior Notes                        (BBB+ , Baa2)     11/15/31         8.500       1,030,913
                                                                                                                  --------------
INSURANCE (0.4%)
    1,385  Conseco Finance Trust III Bonds0                                (D , C)        04/01/27         8.796           8,656
      865  Metlife Inc., Debentures                                       (A , A2)        05/15/05         3.911         890,048
                                                                                                                  --------------
                                                                                                                         898,704
                                                                                                                  --------------
IRON & STEEL (0.1%)
      280  AK Steel Corp., Company Guaranteed
             (Callable 02/15/04 @ $103.94)                                (BB , B1)       02/15/09         7.875         273,000
       40  Oregon Steel Mills Inc., Global Company Guaranteed
             (Callable 07/15/06 @ $105.00)                                (BB- , B1)      07/15/09        10.000          38,900
                                                                                                                  --------------
                                                                                                                         311,900
                                                                                                                  --------------
LEISURE TIME (0.7%)
      635  Carnival Corp., Yankee Notes                                   (A , A2)        04/15/08         6.150         681,559
      480  Hard Rock Hotel, Inc., Series B, Senior Subordinated Notes
             (Callable 04/01/03 @ $102.31)                               (B- , Caa1)      04/01/05         9.250         486,000
      375  Hockey Co./Sports Maska, Inc., Global Units
             (Callable 04/15/06 @ $105.63)                                (B , B2)        04/15/09        11.250         397,500
                                                                                                                  --------------
                                                                                                                       1,565,059
                                                                                                                  --------------
LODGING (1.2%)
       80  Ameristar Casinos, Inc., Global Company Guaranteed
             (Callable 02/15/06 @ $105.38)                                (B , B3)        02/15/09        10.750          86,000
      290  Aztar Corp., Senior Subordinated Notes
             (Callable 05/15/03 @ $104.44)                               (B+ , Ba3)       05/15/07         8.875         294,350
      350  Majestic Investor Holdings, Company Guaranteed
             (Callable 11/30/05 @ $105.83)                                (B , B2)        11/30/07        11.653         331,625
      235  Mandalay Resort Group, Senior Subordinated Notes
             (Callable 12/01/03 @ $102.31)                               (BB- , Ba3)      12/01/05         9.250         246,162
      325  MGM Mirage, Inc., Company Guaranteed                          (BB+ , Ba2)      06/01/07         9.750         350,594
      495  Prime Hospitality Corp., Series B, Global Senior
             Subordinated Notes (Callable 05/01/07 @ $104.19)             (B+ , B1)       05/01/12         8.375         435,600
      325  Riviera Holdings Corp., Global Company Guaranteed
             (Callable 06/15/06 @ $105.50)                                (B+ , B2)       06/15/10        11.000         273,000

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
LODGING -- (CONCLUDED)
$     250  Station Casinos, Inc., Senior Subordinated Notes
             (Callable 07/01/05 @ $103.70)                                (B+ , B1)       07/01/10         9.875  $      272,500
      780  Windsor Woodmont Black Hawk, Series B, First Mortgage
             (Callable 03/15/03 @ $108.67)0                              (CCC+ , NR)      03/15/05        13.000         534,300
                                                                                                                  --------------
                                                                                                                       2,824,131
                                                                                                                  --------------
MEDIA (2.4%)
      380  AOL Time Warner, Inc., Global Company Guaranteed             (BBB+ , Baa1)     04/15/31         7.625         402,464
      395  Charter Communications Holdings LLC, Senior Notes
             (Callable 04/01/04 @ $104.31)!                              (CCC- , Ca)      04/01/09         8.625         191,575
      180  Clear Channel Communications, Company Guaranteed              (BBB- , Ba1)     11/01/08         8.000         201,600
      485  Coaxial Communications/Phoenix, Company Guaranteed
             (Callable 08/15/03 @ $103.33)                                (B , B3)        08/15/06        10.000         458,325
      910  Comcast Cable Communications, Inc., Senior Notes              (BBB , Baa3)     01/30/11         6.750         987,086
      520  CSC Holdings, Inc., Series B, Senior Notes                     (BB- , B1)      04/01/11         7.625         514,800
      270  Mediacom LLC/Capital Corp., Senior Notes
             (Callable 01/15/06 @ $104.75)                                (B+ , B2)       01/15/13         9.500         265,275
      370  News America Holdings, Inc., Company Guaranteed              (BBB- , Baa3)     02/01/13         9.250         473,917
      675  News America Holdings, Inc., Debentures                      (BBB- , Baa3)     08/10/18         8.250         792,369
      195  Northland Cable Television, Company Guaranteed
             (Callable 11/15/03 @ $103.42)                               (CC , Caa3)      11/15/07        10.250         160,875
      180  Rogers Communications, Inc., Yankee Senior Notes
             (Callable 01/15/04 @ $100.00)                               (BB- , B2)       01/15/06         9.125         176,850
      545  Viacom, Inc., Global Company Guaranteed                        (A- , A3)       08/15/12         5.625         591,767
      300  Walt Disney Co., Global Notes                                (BBB+ , Baa1)     03/01/12         6.375         327,990
       20  Young Broadcasting, Inc., Global Company Guaranteed
             (Callable 03/01/06 @ $105.00)                                (B- , B3)       03/01/11        10.000          20,600
                                                                                                                  --------------
                                                                                                                       5,565,493
                                                                                                                  --------------
METAL FABRICATE/HARDWARE (0.2%)
      165  Gulf States Steel-Alabama, Inc., First Mortgage0               (NR , NR)       04/15/03        13.500           1,031
      335  Jarden Corp., Global Company Guaranteed
             (Callable 05/01/07 @ $104.88)                                (B- , B3)       05/01/12         9.750         350,075
                                                                                                                  --------------
                                                                                                                         351,106
                                                                                                                  --------------
MISCELLANEOUS MANUFACTURING (0.4%)
      455  Building Materials Corp., Company Guaranteed                   (B+ , B2)       12/01/08         8.000         357,175
      535  Norsk Hydro A/S, Yankee Debentures                             (A , A2)        06/15/23         7.750         661,029
                                                                                                                  --------------
                                                                                                                       1,018,204
                                                                                                                  --------------
OIL & GAS (3.0%)
      285  Burlington Resources Finance Co., Yankee Company
             Guaranteed                                                 (BBB+ , Baa1)     03/01/07         5.700         309,203
      475  Chesapeake Energy Corp., Global Company Guaranteed
             (Callable 04/01/06 @ $104.06)                               (B+ , Ba3)       04/01/11         8.125         498,750
    1,595  Conoco Funding Co., Global Company Guaranteed                  (A- , A3)       10/15/31         7.250       1,901,975
      270  Denbury Management, Inc., Company Guaranteed
             (Callable 03/01/03 @ $104.50)                                (B , B3)        03/01/08         9.000         283,500
      430  Devon Energy Corp., Debentures                               (BBB , Baa2)      04/15/32         7.950         525,736
      395  Devon Financing Corp. ULC, Global Company
             Guaranteed                                                 (BBB , Baa2)      09/30/11         6.875         449,854
    1,000  Enterprise Products Partners LP, Company Guaranteed          (BBB , Baa2)      02/01/11         7.500       1,120,616
      350  Forest Oil Corp., Global Company Guaranteed
             (Callable 05/01/07 @ $103.88)                               (BB , Ba3)       05/01/14         7.750         354,375

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
OIL & GAS -- (CONCLUDED)
$     196  Magnum Hunter Resources, Inc., Company Guaranteed
             (Callable 06/01/03 @ $103.33)                                (B , B2)        06/01/07        10.000  $      204,820
      390  Ocean Energy, Inc., Series B, Company Guaranteed
             (Callable 07/01/03 @ $104.19)                               (BB+ , Ba1)      07/01/08         8.375         413,400
      145  Parker Drilling Co., Series B, Company Guaranteed
             (Callable 11/15/04 @ $105.06)                                (B+ , B1)       11/15/09        10.125         150,800
      500  Pemex Project Funding Master Trust, Global Company
             Guaranteed                                                 (BBB- , Baa1)     02/15/08         8.500         558,750
      220  Tesoro Petroleum Corp., Global Senior Subordinated Notes
             (Callable 04/01/07 @ $104.81)Section                         (B , B3)        04/01/12         9.625         179,300
                                                                                                                  --------------
                                                                                                                       6,951,079
                                                                                                                  --------------
OIL & GAS SERVICES (0.2%)
      350  Southwest Royalties, Inc., Company Guaranteed,
             (Callable 03/27/03 @ $100.00)                              (CCC- , Caa2)     06/30/04        10.500         341,250
                                                                                                                  --------------
PACKAGING & CONTAINERS (0.9%)
      550  Crown Packaging, Ltd., Yankee Senior Discount Notes
             (Callable 08/01/03 @ $102.00)0                               (NR , NR)       08/01/06        14.000              55
      450  Four M Corp., Series B, Senior Notes
             (Callable 06/01/03 @ $102.00)                                (B , B3)        06/01/06        12.000         464,625
      420  Owens-Brockway Glass Containers, Global Company
             Guaranteed (Callable 02/15/06 @ $104.44)                     (BB , B2)       02/15/09         8.875         429,450
      475  Owens-Illinois, Inc., Senior Notes                             (B+ , B3)       05/15/08         7.350         433,438
      370  Packaged Ice, Inc., Series B, Company Guaranteed
             (Callable 02/01/04 @ $100.00)!                              (B- , Caa3)      02/01/05         9.750         323,750
      420  Stone Container Corp., Global Senior Notes
             (Callable 07/01/07 @ $104.19)                                (B , B2)        07/01/12         8.375         443,100
                                                                                                                  --------------
                                                                                                                       2,094,418
                                                                                                                  --------------
PHARMACEUTICALS (1.4%)
      650  Bristol-Myers Squibb Co., Global Notes                        (AA , Aa2)       10/01/06         4.750         690,635
      760  Bristol-Myers Squibb Co., Global Notes                        (AA , Aa2)       10/01/11         5.750         827,204
       40  NBTY, Inc., Series B, Senior Subordinated Notes
             (Callable 09/15/03 @ $102.88)                                (B+ , B1)       09/15/07         8.625          41,100
    1,600  Wyeth, Notes                                                   (A , A3)        03/15/13         5.250       1,636,794
                                                                                                                  --------------
                                                                                                                       3,195,733
                                                                                                                  --------------
PIPELINES (0.4%)
      320  Equitable Resources, Inc., Rule 144A, Bonds++                  (A , A2)        11/15/12         5.150         326,109
      440  Western Gas Resources, Inc., Company Guaranteed
             (Callable 06/15/04 @ $105.00)                               (BB- , Ba3)      06/15/09        10.000         473,000
                                                                                                                  --------------
                                                                                                                         799,109
                                                                                                                  --------------
REAL ESTATE (0.5%)
      280  EOP Operating LP, Notes                                      (BBB+ , Baa1)     06/15/04         6.500         294,345
      775  EOP Operating LP, Senior Notes                               (BBB+ , Baa1)     02/15/05         6.625         831,254
                                                                                                                  --------------
                                                                                                                       1,125,599
                                                                                                                  --------------
RETAIL (0.4%)
      250  Leslie's Poolmart, Senior Notes
             (Callable 07/15/03 @ $100.00)                                (B- , B3)       07/15/04        10.375         241,250
      370  Sbarro, Inc., Company Guaranteed
             (Callable 09/15/04 @ $105.50)Section                         (B+ , B2)       09/15/09        11.000         336,700

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
RETAIL -- (CONCLUDED)
$     370  Yum! Brands, Inc., Senior Notes                               (BB , Ba1)       07/01/12         7.700  $      390,350
                                                                                                                  --------------
                                                                                                                         968,300
                                                                                                                  --------------
SAVINGS & LOANS (0.5%)
      290  Sovereign Bancorp, Inc., Senior Notes                        (BBB- , Ba2)      11/15/06        10.500         345,100
      800  Washington Mutual, Inc., Global Senior Notes                  (BBB+ , A3)      01/15/07         5.625         871,518
                                                                                                                  --------------
                                                                                                                       1,216,618
                                                                                                                  --------------
SOVEREIGN (2.6%)
      560  Export Import Bank of Korea                                    (A- , A3)       11/27/07         4.250         563,154
      135  Export Import Bank of Korea, Global Bond                       (A- , A3)       02/15/06         6.375         146,831
    1,265  Malaysia, Global Bonds                                       (BBB+ , Baa1)     07/15/11         7.500       1,478,937
      895  Ministry Finance Russia, Series V, Debentures                  (B- , B1)       05/14/08         3.000         762,988
    1,320  Republic of Philippines, Series B, Restructured Debt,
             Foreign Government Guaranteed
             (Callable 06/02/03 @ $100.00)(Philippines)                  (BB+ , Ba1)      12/01/17         6.500       1,246,524
    1,855  United Mexican States, Series MTN, Global Notes              (BBB- , Baa2)     01/16/13         6.375       1,841,087
                                                                                                                  --------------
                                                                                                                       6,039,521
                                                                                                                  --------------
TELECOMMUNICATIONS (2.3%)
      475  Alamosa PCS Holdings, Inc., Company Guaranteed, Senior
             Discount Notes (Callable 02/15/05 @ $106.44)-              (CCC- , Caa3)     02/15/10        12.875         106,875
      155  AT&T Broadband Corp., Global Company Guaranteed
             Notes                                                      (BBB , Baa3)      03/15/13         8.375         185,193
      320  AT&T Wireless Services, Inc., Global Senior Notes            (BBB , Baa2)      03/01/11         7.875         340,606
      430  AT&T Wireless Services, Inc., Global Senior Notes            (BBB , Baa2)      03/01/31         8.750         458,362
      305  Citizens Communications Co., Global Senior Notes             (BBB , Baa2)      08/15/31         9.000         384,597
      300  Citizens Communications Co., Notes                           (BBB , Baa2)      05/15/06         8.500         335,398
      230  Insight Midwest/Insight Capital Corp., Global Senior Notes
             (Callable 11/01/05 @ $105.25)                                (B+ , B2)       11/01/10        10.500         233,450
      140  Insight Midwest/Insight Capital Corp., Senior Notes
             (Callable 10/01/04 @ $104.88)                                (B+ , B2)       10/01/09         9.750         137,200
      228  Level 3 Communications, Inc., Senior Notes
             (Callable 05/01/03 @ $104.56)!                              (CC , Caa3)      05/01/08         9.125         160,740
      220  Lucent Technologies, Inc., NotesSection                       (B- , Caa1)      07/15/06         7.250         190,300
      100  Rogers Wireless Communications, Inc., Global Secured          (BB+ , Ba3)      05/01/11         9.625         101,500
      400  Sprint Capital Corp., Global Company Guaranteed              (BBB- , Baa3)     11/15/28         6.875         332,000
      225  U.S. Unwired, Inc., Series B, Company Guaranteed
             (Callable 11/01/04 @ $106.69)-                              (CC , Caa2)      11/01/09        13.375          23,625
    2,045  Verizon Wireless Capital, Inc., Global Notes                   (A+ , A3)       12/15/06         5.375       2,183,952
                                                                                                                  --------------
                                                                                                                       5,173,798
                                                                                                                  --------------
TEXTILES (0.1%)
       45  Simmons Co., Series B, Senior Subordinated Notes
             (Callable 03/15/04 @ $105.13)                                (B- , B2)       03/15/09        10.250          48,488
      330  Westpoint Stevens, Inc., Senior Notes!                        (CCC+ , Ca)      06/15/05         7.875         107,250
                                                                                                                  --------------
                                                                                                                         155,738
                                                                                                                  --------------
TOTAL CORPORATE BONDS (Cost $85,674,833)                                                                              87,133,229
                                                                                                                  --------------
ASSET BACKED SECURITIES (3.5%)
    2,500  Aesop Funding II LLC                                          (AAA , Aaa)      06/20/07         1.588       2,500,000
    1,875  Conseco Finance, Series 2000-D, Class A4                      (AAA , Aaa)      12/15/25         8.170       1,980,554
      880  Contimortgage Home Equity Loan Trust, Series 1996-4,
             Class A8                                                    (AAA , Aaa)      01/15/28         7.220         880,495

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
ASSET BACKED SECURITIES -- (CONCLUDED)
$     225  Green Tree Recreational, Equipment & Consumer Trust,
             Series 1997-C, Class A1                                     (AAA , NR)       02/15/18         6.490  $      225,512
    1,595  MMCA Automobile Trust, Series 2002-2, Class A3                (AAA , Aaa)      07/17/06         3.670       1,639,532
       32  Option One Mortgage Securities Corp., Series 1999-2,
             Class CTFS                                                   (NR , NR)       06/26/29         9.660          31,436
      820  UCFC Home Equity Loan Trust, Series 1998-A, Class A7          (AAA , Aaa)      07/15/29         6.870         887,406
                                                                                                                  --------------
TOTAL ASSET BACKED SECURITIES (Cost $7,982,416)                                                                        8,144,935
                                                                                                                  --------------
MORTGAGE-BACKED SECURITIES (50.8%)
    7,400  Fannie Mae Global NotesSection                                (AAA , Aaa)      01/15/08         3.250       7,520,694
    3,050  Fannie Mae Global Notes                                       (AAA , Aaa)      03/15/12         6.125       3,531,787
      264  Fannie Mae Pool #077774                                       (AAA , Aaa)      01/01/10        10.000         293,598
       14  Fannie Mae Pool #124032                                       (AAA , Aaa)      02/01/05        10.000          14,403
       16  Fannie Mae Pool #531072                                       (AAA , Aaa)      01/01/30         6.000          16,297
    1,990  Fannie Mae Pool #535101                                       (AAA , Aaa)      08/01/13         6.500       2,117,216
      350  Fannie Mae Pool #588970                                       (AAA , Aaa)      06/01/31         7.000         368,841
    6,471  Fannie Mae Pool #650077                                       (AAA , Aaa)      07/01/32         7.500       6,895,264
    1,135  Fannie Mae Pool #652310                                       (AAA , Aaa)      09/01/32         6.500       1,188,281
    2,421  Fannie Mae Pool #665382                                       (AAA , Aaa)      10/01/32         8.000       2,615,344
    2,206  Fannie Mae Pool #674585                                       (AAA , Aaa)      12/01/32         6.500       2,308,881
        3  Fannie Mae Series 1991-165 Class M                            (AAA , Aaa)      12/25/21         8.250           2,988
    2,150  Fannie Mae TBA                                                (AAA , Aaa)      03/15/18         5.000       2,212,483
    4,500  Fannie Mae TBA                                                (AAA , Aaa)      03/15/18         5.500       4,688,437
    4,300  Fannie Mae TBA                                                (AAA , Aaa)      03/15/18         6.500       4,560,688
    5,100  Fannie Mae TBA                                                (AAA , Aaa)      03/30/33         5.500       5,219,534
   14,125  Fannie Mae TBA                                                (AAA , Aaa)      03/30/33         6.000      14,690,000
    8,660  Fannie Mae TBA                                                (AAA , Aaa)      03/30/33         6.500       9,057,823
    6,240  Fannie Mae TBA                                                (AAA , Aaa)      03/30/33         7.000       6,583,200
   10,200  Fannie Mae TBA                                                (AAA , Aaa)      03/30/33         8.000      11,019,182
      350  Freddie Mac, Global Notes                                     (AAA , Aaa)      09/15/05         2.875         358,949
    1,400  Freddie Mac, Global Notes!                                    (AAA , Aaa)      09/15/07         3.500       1,445,212
    6,850  Freddie Mac, Global NotesSection                              (AAA , Aaa)      01/15/13         4.500       7,066,905
    6,700  Freddie Mac, Global Notes TBA                                 (AAA , Aaa)      03/15/18         5.000       6,903,091
       53  Freddie Mac, Series Gold                                      (AAA , Aaa)      12/01/09         7.000          56,637
        0  Ginnie Mae Pool #002938 (1)                                   (AAA , Aaa)      09/15/03         6.500              89
        0  Ginnie Mae Pool #003322 (1)                                   (AAA , Aaa)      11/15/04         9.000              83
        0  Ginnie Mae Pool #003766 (1)                                   (AAA , Aaa)      08/15/04         8.250              22
        0  Ginnie Mae Pool #004923 (1)                                   (AAA , Aaa)      12/15/04         9.000              98
        0  Ginnie Mae Pool #009827 (1)                                   (AAA , Aaa)      04/15/06         8.250             157
        1  Ginnie Mae Pool #112986                                       (AAA , Aaa)      07/15/14        13.500             836
        8  Ginnie Mae Pool #186563                                       (AAA , Aaa)      12/15/16         9.000           9,211
       26  Ginnie Mae Pool #210216                                       (AAA , Aaa)      04/15/17         8.000          28,227
      161  Ginnie Mae Pool #312635                                       (AAA , Aaa)      08/15/21         9.000         179,949
      418  Ginnie Mae Pool #545822                                       (AAA , Aaa)      06/15/31         7.500         447,973
    4,900  Ginnie Mae TBA                                                (AAA , Aaa)      03/30/33         6.500       5,161,846
    6,750  Ginnie Mae TBA                                                (AAA , Aaa)      03/30/33         7.000       7,173,981
      234  GMAC Commercial Mortgage Securities, Inc.,
             Series 1996-C1, Class A2B                                   (AAA , Aaa)      02/15/06         7.220         236,188
      330  GMAC Commercial Mortgage Securities, Inc.,
             Series 1997-C1, Class A2                                    (AAA , Aaa)      07/15/29         6.853         345,839
    1,050  Salomon Brothers Mortgage Securities VII,
             Series 1997-TZH, Class B                                    (NR , Aa1)       03/25/25         7.491       1,155,454
    1,300  Salomon Brothers Mortgage Securities VII,
             Series 1997-TZH, Class D                                     (NR , A2)       03/25/25         7.902       1,348,750
                                                                                                                  --------------
TOTAL MORTGAGE-BACKED SECURITIES (Cost $115,777,968)                                                                 116,824,438
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
FOREIGN BONDS (0.6%)
$   1,240  Royal Bank of Scotland Group PLC, Series 3, Perpetual
             Global Bonds (Callable 12/31/05 @ $100.00)
             (United Kingdom) (Cost $1,240,000)                           (A- , A1)       11/29/49         7.816  $    1,393,029
                                                                                                                  --------------
UNITED STATES TREASURY OBLIGATIONS (5.5%)
      250  United States Treasury Bills++++                              (AAA , Aaa)      05/15/03         1.180         249,410
    2,424  United States Treasury Notes                                  (AAA , Aaa)      01/15/08         3.625       2,739,041
    1,380  United States Treasury Notes!                                 (AAA , Aaa)      02/15/08         3.000       1,401,455
    4,355  United States Treasury Notes                                  (AAA , Aaa)      01/15/10         4.250       5,149,750
    2,118  United States Treasury NotesSection                           (AAA , Aaa)      07/15/12         3.000       2,350,706
      375  United States Treasury Notes                                  (AAA , Aaa)      08/15/12         4.375         396,313
      315  United States Treasury Notes                                  (AAA , Aaa)      02/15/13         3.875         318,052
                                                                                                                  --------------
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $11,791,833)                                                           12,604,727
                                                                                                                  --------------

 NUMBER
OF SHARES
---------
COMMON STOCKS (0.1%)
FOOD (0.0%)
      836  Archibald Candy Corp.*, ^                                                                                      71,060
                                                                                                                  --------------
OIL & GAS SERVICES (0.1%)
    5,252  Southwest Royalties, Inc.*, ^                                                                                  79,463
                                                                                                                  --------------
PACKAGING & CONTAINERS (0.0%)
   45,544  Crown Packaging Enterprises, Ltd.*                                                                                455
                                                                                                                  --------------
TELECOMMUNICATIONS (0.0%)
   61,450  Arch Wireless, Inc.*                                                                                                6
    4,671  Xo Communications Inc.*                                                                                        13,780
                                                                                                                  --------------
                                                                                                                          13,786
                                                                                                                  --------------
TOTAL COMMON STOCKS (Cost $4,501,588)                                                                                    164,764
                                                                                                                  --------------
PREFERRED STOCK (0.7%)
TELECOMMUNICATIONS (0.7%)
    1,535  Centaur Funding Corp., Rule 144A++(Cost $1,697,504)                                                         1,655,881
                                                                                                                  --------------
WARRANTS (0.0%)
BUILDING MATERIALS (0.0%)
      240  Dayton Superior Corp., Wts., Rule 144A, strike $0.01, expires June 2009*++                                        120
                                                                                                                  --------------
CHEMICALS (0.0%)
   10,800  Uniroyal Technology Corp., Wts., strike $2.19, expires June 2003*                                                   1
                                                                                                                  --------------
TELECOMMUNICATIONS (0.0%)
      130  GT Group Telecom, Inc., Rule 144A, strike $0.00 expires February 2010*++                                          114
       50  IWO Holdings, Inc., Rts., Rule 144A, strike $7.00, expires January 2011*++                                          0
                                                                                                                  --------------
                                                                                                                             114
                                                                                                                  --------------
TOTAL WARRANTS (Cost $33,476)                                                                                                235
                                                                                                                  --------------
RIGHTS (0.0%)
DIVERSIFIED FINANCIALS (0.0%)
    1,000  Mexican Value Recovery, Rts., expires June 2003* (Cost $0)                                                          6
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
UNITED STATES AGENCY OBLIGATIONS (30.4%)
$  50,000  Federal National Mortgage Association Discount Notes^^        (AAA , Aaa)      03/03/03         1.328  $   49,996,361
   20,000  Federal National Mortgage Association Discount Notes^^        (AAA , Aaa)      03/03/03         1.329      19,998,545
                                                                                                                  --------------
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $69,994,906)                                                             69,994,906
                                                                                                                  --------------

                                                                                                       NUMBER
                                                                                                      OF SHARES
                                                                                                      ----------
SHORT-TERM INVESTMENTS (13.6%)
    AIM Institutional Fund-- Liquid Asset Portfolio@         (cost $22,083,653)                       22,083,653      22,083,653
                                                                                                                  --------------

                                                                                                           PAR
                                                                                                          (000)
                                                                                                         -------
    State Street Bank and Trust Co. Euro Time Deposit, 1.188%, 03/03/03^^ (cost $9,343,000)              $ 9,343       9,343,000
                                                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS (cost $31,426,653)                                                                       31,426,653
                                                                                                                  --------------
TOTAL INVESTMENTS AT VALUE (143.1%) (Cost $330,121,177)                                                              329,342,803
LIABILITIES IN EXCESS OF OTHER ASSETS (-43.1%)                                                                       (99,162,111)
                                                                                                                  --------------
NET ASSETS (100.0%)                                                                                               $  230,180,692
                                                                                                                  ==============

+ Credit ratings given by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

- Step Bond -- The interest as of February 28, 2003 is 0% and will reset to the interest rate shown at a future date.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2003, these securities amounted to a value of $5,676,391 or 2.5% of net assets.

#    Security in default.

*    Non-income producing security.

!    Security or portion thereof is out on loan.

@ Represents security purchased with cash collateral received for securities on loan.

++++ Collateral segregated for futures contracts.

^^   Collateral segregated for TBA securities.

^ Not readily marketable security; security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.

(1)  Par value of security held is less than 1,000.

                            INVESTMENT ABBREVIATIONS

               TBA                     To Be Announced

                 See Accompanying Notes to Financial Statements.

                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND
                     SEMIANNUAL INVESTMENT ADVISERS' REPORT

                                                                  March 25, 2003

Dear Shareholder:

We are writing to report on the results of the Credit Suisse Institutional High Yield Fund1 (the "Fund") for the six months ended February 28, 2003.

At February 28, 2003, the net asset value ("NAV") of the Fund was $9.75 per share, compared to an NAV of $9.90 on August 31, 2002. Assuming the reinvestment of dividends totaling $0.73221 per share, the Fund's total return was 6.28%. By comparison, the Salomon Smith Barney High-Yield Market Index (SSBHYMI)(2) and the Credit Suisse First Boston High Yield Index, Developed Countries Only(2) gained 11.72% and 9.11%, respectively, during the same period.

[Note: The Fund's performance was more favorable when compared to that of its peers. As represented by the Lipper High Yield Bond Funds Index,(3) the broad universe of high yield funds returned 8.39%.]

The Fund underperformed its SSBHYMI benchmark as a result of several factors. One was that, viewed broadly, we did not own the securities of many of the most prominent recent "fallen angels" (I.E., companies whose debt rating has been downgraded to high yield status from investment-grade). Our avoidance of such companies was based on our belief that their underlying fundamentals remained problematic. Unfortunately for the Fund, however, the bonds of fallen angels enjoyed momentum-fuelled rallies in late 2002 and early 2003 as investors sought out relatively risky assets and poured fresh cash into high yield mutual funds.

Our positioning of the portfolio in certain industry sectors also served to dampen performance. For example:

- As represented by SSBHYMI, the strongest sectors in the broad high yield market during the period tended to be those that had absorbed harsh punishment in most of 2002 and had sold off in line with their equity-market counterparts. These notably included many telecommunications and technology subcategories, whose sharp gains reflected the period's revival of risk tolerance. We maintained a decidedly below-market stance in most of these as a defensive measure, which detracted from our performance accordingly.

- Our relative results in energy trading companies and utilities each suffered from the combined impact of our underweight allocation and security selection.

- We overweighted the food processors/beverage/bottling sector, which underperformed the benchmark, and experienced adverse security selection in it as well.

The most positive contributions to the Fund's overall return came from our overweight exposure and security selection in cable television, which were particularly effective. To a lesser degree, performance additionally benefited from our near-absence from the beleaguered airlines sector; our overweight stance in competitive local-exchange telecom service providers and consumer products/tobacco; and security selection in gaming.

As developments occur that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

[Note: high yield bonds are lower-quality bonds also known as "junk bonds." Such bonds entail greater risks than those found in higher-rated securities.]


Sincerely yours,


Credit Suisse Asset Management, LLC

Richard J. Lindquist, CFA, Managing Director
Misia K. Dudley, Director
Philip L. Schantz, Director
Mary Ann Thomas, CFA, Director
John M. Tobin, CFA, Director
John F. Dessauer, CFA, Vice President
Michael J. Dugan, Assistant Vice President

                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND
               SEMIANNUAL INVESTMENT ADVISERS' REPORT (CONCLUDED)

                AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2003(1)

                                                        INCEPTION TO       INCEPTION
   1 YEAR       3 YEAR       5 YEAR       10 YEAR           DATE              DATE
  --------     --------     --------      -------       ------------       ---------
   1.06%       (3.69%)      (1.49%)        4.98%            4.98%           2/26/93

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2003(1)

                                                        INCEPTION TO       INCEPTION
   1 YEAR       3 YEAR       5 YEAR       10 YEAR           DATE              DATE
  --------     --------     --------      -------       ------------       ---------
   1.32%       (2.59%)      (1.36%)        4.87%            5.15%           2/26/93

Note: Past performance is not predictive of future performance. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

----------

(1) Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) Effective December 12, 2002, the Fund changed its performance benchmark from the CSFB High Yield Index, Developed Countries Only to the Salomon Smith Barney High-Yield Market Index because the construction methodology and sector codes of the latter index more closely resemble those of the Fund's portfolio. The Salomon Smith Barney High-Yield Market Index is a broad-based, unmanaged index of high yield securities. The Credit Suisse First Boston High Yield Index, Developed Countries Only is an unmanaged index (with no defined investment objective) of domestic high yield bonds and is compiled by Credit Suisse First Boston, an affiliate of the Fund's advisor. Name changed from The Credit Suisse First Boston Domestic+ High Yield Index effective May 31, 2001. Investors cannot invest directly in an index.

(3) The Lipper High Yield Bond Funds Index is an equal-weighted performance index, adjusted for capital-gain distributions and income dividends, of the largest qualifying funds classified by Lipper Inc. as investing primarily in high yield debt securities. It is compiled by Lipper Inc. Investors cannot invest directly in an index.

                   CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND
                             SCHEDULE OF INVESTMENTS
                          FEBRUARY 28, 2003 (UNAUDITED)

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
CORPORATE BONDS (95.5%)
AEROSPACE (0.6%)
$     250  K&F Industries, Inc., Series B, Senior Subordinated Notes
             (Callable 10/15/03 @ $103.08)                                (B , B3)        10/15/07         9.250  $      262,188
      200  L-3 Communications Corp., Senior Subordinated Notes
             (Callable 05/15/03 @ $104.25)                               (BB- , Ba3)      05/15/08         8.500         210,250
                                                                                                                  --------------
                                                                                                                         472,438
                                                                                                                  --------------
AIRLINES (0.1%)
      250  ATA Holdings Corp., Company Guaranteed
             (Callable 12/15/03 @ $104.81)                              (CCC , Caa1)      12/15/05         9.625          89,063
                                                                                                                  --------------
AUTOMOBILE MANUFACTURING/VEHICLE PARTS (3.6%)
      350  Advanced Accessory Systems, Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 10/01/03 @ $103.25)                               (CCC+ , B3)      10/01/07         9.750         342,125
      350  Collins & Aikman Products Corp., Company
             Guaranteed, Senior Subordinated Notes
             (Callable 04/15/03 @ $101.92)Section                         (B , B2)        04/15/06        11.500         307,125
      250  Cummins, Inc., Rule 144A, Senior Notes
             (Callable 12/01/06 @ $104.75)++                             (BB+ , Ba2)      12/01/10         9.500         267,500
      400  Delco Remy International, Inc., Company
             Guaranteed, Senior Subordinated Notes
             (Callable 08/01/03 @ $101.77)                               (CCC+ , B3)      08/01/06        10.625         234,000
      250  Holley Performance Products, Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 09/15/03 @ $106.12)                              (CCC- , Caa3)     09/15/07        12.250          96,250
      250  LDM Technologies, Inc., Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 01/15/04 @ $101.79)                              (CCC , Caa3)      01/15/07        10.750         206,250
      450  Motor Coach Industries International, Inc., Company
             Guaranteed, Senior Subordinated Notes
             (Callable 05/01/04 @ $105.62)                              (CCC+ , Caa1)     05/01/09        11.250         285,750
      350  Oshkosh Truck Corp., Company
             Guaranteed, Senior Subordinated Notes
             (Callable 03/01/03 @ $104.38)                               (BB+ , Ba3)      03/01/08         8.750         366,187
      300  Rexnord Corp., Rule 144A, Senior Subordinated Notes
             (Callable 12/15/07 @ $105.06)++                              (B- , B3)       12/15/12        10.125         314,250
      500  Stanadyne Automotive Corp., Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 12/15/03 @ $103.42)                               (B , Caa1)       12/15/07        10.250         402,500
      250  Titan International, Inc., Senior Subordinated Notes
             (Callable 04/01/03 @ $102.92)                              (CCC , Caa1)      04/01/07         8.750         141,250
                                                                                                                  --------------
                                                                                                                       2,963,187
                                                                                                                  --------------
BANKING (0.6%)
      200  Sovereign Bancorp, Inc., Company Guaranteed                  (BBB- , Ba2)      03/15/04         8.625         211,500
      250  Sovereign Bancorp, Inc., Senior Notes                        (BBB- , Ba2)      11/15/06        10.500         297,500
                                                                                                                  --------------
                                                                                                                         509,000
                                                                                                                  --------------
BROADCAST/OUTDOOR (3.1%)
      250  Allbritton Communications Co., Series B,
             Senior Subordinated Notes
             (Callable 02/01/04 @ $102.96)                                (B- , B3)       02/01/08         8.875         262,500
      260  AMFM, Inc., Company Guaranteed,
             Senior Subordinated Notes                                  (BBB- , Ba1)      11/01/08         8.000         291,200

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
BROADCAST/OUTDOOR -- (CONCLUDED)
$     250  Entravision Communications Corp., Global Company
             Guaranteed, Senior Subordinated Notes
             (Callable 03/15/06 @ $104.06)                                (B- , B3)       03/15/09         8.125  $      252,500
      500  Interep National Radio Sales, Inc., Series B, Company
             Guaranteed, Senior Subordinated Notes
             (Callable 07/01/03 @ $105.00)                              (CCC- , Caa2)     07/01/08        10.000         377,500
      500  Paxson Communications Corp.,
             Global Company Guaranteed
             (Callable 01/15/06 @ $106.12)+                               (B- , B3)       01/15/09        12.250         367,500
      350  Radio One, Inc., Series B, Global Company Guaranteed
             (Callable 07/01/06 @ $104.44)                                (B- , B2)       07/01/11         8.875         377,125
      250  RH Donnelley Finance Corp., Rule 144A, Senior Notes
             (Callable 12/15/06 @ $104.44)++                              (B+ , B1)       12/15/10         8.875         270,625
      300  Sinclair Broadcast Group, Inc., Global Company
             Guaranteed, Senior Subordinated Notes                        (B , B2)        12/15/11         8.750         318,000
                                                                                                                  --------------
                                                                                                                       2,516,950
                                                                                                                  --------------
BUILDING PRODUCTS (1.1%)
      250  Associated Materials, Inc., Global Company Guaranteed,
             Senior Subordinated Notes
             (Callable 04/15/07 @ $104.88)                                (B , B3)        04/15/12         9.750         264,687
      250  Building Materials Corp., Company Guaranteed                   (B+ , B2)       12/01/08         8.000         196,250
      300  Building Materials Corp., Series B, Senior Notes               (B+ , B2)       07/15/05         7.750         253,500
      250  Dayton Superior Corp., Company Guaranteed Notes
             (Callable 06/15/07 @ $102.17)                               (B- , Caa2)      06/15/09        13.000         208,750
                                                                                                                  --------------
                                                                                                                         923,187
                                                                                                                  --------------
CABLE (7.9%)
      250  Adelphia Communications Corp., Series B, Senior Notes0         (NR , NR)       07/15/04        10.500         103,750
      500  Century Communications Corp., Senior Discount Notes0           (NR , NR)       03/15/03         0.00          137,500
      355  Charter Communications Holdings LLC,
             Senior Discount Notes
             (Callable 04/01/04 @ $104.96)+                              (CCC- , Ca)      04/01/11         9.920         154,425
      350  Charter Communications Holdings LLC, Senior Notes
             (Callable 01/15/05 @ $105.12)                               (CCC- , Ca)      01/15/10        10.250         169,750
      400  Coaxial Communications/Phoenix, Company Guaranteed,
             Senior Notes
             (Callable 08/15/03 @ $103.33)                                (B , B3)        08/15/06        10.000         378,000
      400  Coaxial LLC, Company Guaranteed
             (Callable 08/15/03 @ $106.44)-                             (CCC+ , Caa1)     08/15/08        12.875         282,500
      350  Comcast UK Cable Partners, Ltd., Yankee Debentures
             (Callable 11/15/03 @ $100.00)                               (C , Caa2)       11/15/07        11.200         259,000
      175  CSC Holdings, Inc., Senior Notes                              (BB- , B1)       12/15/07         7.875         175,875
      285  CSC Holdings, Inc., Senior Notes                              (BB- , B1)       07/15/08         7.250         279,300
      500  CSC Holdings, Inc., Senior Subordinated Debentures
             (Callable 02/15/04 @ $103.60)!                               (B+ , B2)       02/15/13         9.875         522,500
    2,427  DIVA Systems Corp., Series B, Senior Discount Notes
             (Callable 03/01/03 @ $106.31)0                               (NR , NR)       03/01/08        12.625          48,540
      250  Frontiervision Holdings LP, Senior Discount Notes
             (Callable 09/15/03 @ $103.96)0                               (NR , NR)       09/15/07        11.875         168,750
      500  Insight Communications Company, Inc., Senior Discount Notes
             (Callable 02/15/06 @ $106.12)+                              (B- , Caa1)      02/15/11        12.250         327,500
      350  Insight Midwest, Senior Notes
             (Callable 10/01/04 @ $104.88)                                (B+ , B2)       10/01/09         9.750         343,000

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
CABLE -- (CONCLUDED)
$     410  James Cable Partners LP, Series B, Senior Notes
             (Callable 08/15/03 @ $100.00)                                (NR , Ca)       08/15/04        10.750  $      184,500
      500  Jones Intercable, Inc., Senior Notes                         (BBB , Baa3)      04/15/08         7.625         555,189
      300  Lenfest Communications, Inc., Senior Notes                   (BBB , Baa3)      11/01/05         8.375         333,419
      300  MDC Corporation, Inc., Yankee Senior Subordinated Notes
             (Callable 12/01/03 @ $101.75)                                (B , B2)        12/01/06        10.500         265,500
      250  Mediacom LLC Capital Corp., Senior Notes
             (Callable 01/15/06 @ $104.75)                                (B+ , B2)       01/15/13         9.500         245,625
      400  Mediacom LLC Capital Corp., Senior Notes
             (Callable 02/15/06 @ $103.94)                                (B+ , B2)       02/15/11         7.875         364,000
      250  Northland Cable Television, Inc., Company Guaranteed,
             Senior Subordinated Notes
             (Callable 11/15/03 @ $103.42)                               (CC , Caa3)      11/15/07        10.250         206,250
      500  Olympus Communications LP, Series B, Senior Notes
             (Callable 11/15/03 @ $101.77)0                               (NR , NR)       11/15/06        10.625         417,500
      550  Rogers Communications, Inc., Yankee Senior Notes
             (Callable 01/15/04 @ $100.00)                               (BB- , B2)       01/15/06         9.125         540,375
                                                                                                                  --------------
                                                                                                                       6,462,748
                                                                                                                  --------------
CAPITAL GOODS (0.6%)
      250  Intermet Corp., Global Company Guaranteed
             (Callable 06/15/06 @ $104.88)                                (B+ , B2)       06/15/09         9.750         232,500
      250  SPX Corp., Senior Notes (Callable 01/01/08 @ $103.75)         (BB- , Ba3)      01/01/13         7.500         260,000
                                                                                                                  --------------
                                                                                                                         492,500
                                                                                                                  --------------
CHEMICALS (2.4%)
      250  Acetex Corp., Global Senior Notes
             (Callable 08/01/05 @ $105.44)                                (B+ , B2)       08/01/09        10.875         265,000
      300  Airgas, Inc., Global Company Guaranteed, Senior
             Subordinated Notes
             (Callable 10/01/06 @ $104.56)                               (B+ , Ba2)       10/01/11         9.125         330,000
      500  Applied Extrusion Technologies, Inc., Series B,
             Company Guaranteed
             (Callable 07/01/06 @ $105.38)                               (B , Caa1)       07/01/11        10.750         337,500
      250  Equistar Chemicals LP/ Equistar Funding Corp., Global
             Company Guaranteed                                          (BBB- , B1)      09/01/08        10.125         227,500
      300  IMC Global, Inc., Series B, Global Company Guaranteed
             (Callable 06/01/06 @ $105.62)                               (BB , Ba2)       06/01/11        11.250         315,750
      260  Lyondell Chemical Co., Series B, Senior Secured Notes
             (Callable 05/01/04 @ $104.94)                               (BB , Ba3)       05/01/07         9.875         252,200
      300  Mississippi Chemical Corp., Bonds                            (CCC , Caa2)      11/15/17         7.250          39,000
      250  Terra Industries, Inc., Series B, Senior Notes
             (Callable 03/31/03 @ $100.00)                               (B , Caa3)       06/15/05        10.500         217,500
                                                                                                                  --------------
                                                                                                                       1,984,450
                                                                                                                  --------------
COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) (1.5%)
      250  Block Communications, Inc., Global Company Guaranteed,
             Senior Subordinated Notes
             (Callable 04/15/06 @ $104.62)                                (B- , B2)       04/15/09         9.250         263,750
      250  FairPoint Communications, Inc., Series B,
             Senior Subordinated Notes
             (Callable 05/01/03 @ $104.75)                               (B- , Caa1)      05/01/08         9.500         197,500
      250  Quest Corp., Notes                                            (B- , Ba3)       09/15/05         6.625         242,500
      400  RCN Corp., Senior Notes (Callable 10/15/03 @ $103.33)Section  (CCC- , Ca)      10/15/07        10.000         118,000
      232  RCN Corp., Series B, Senior Unsecured Discount Notes
             (Callable 02/15/04 @ $103.27)                               (CCC- , Ca)      02/15/08         9.800          68,440

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) -- (CONCLUDED)
$     500  Time Warner Telecom LLC, Senior Notes
             (Callable 07/15/03 @ $104.88)                               (CCC+ , B3)      07/15/08         9.750  $      355,000
                                                                                                                  --------------
                                                                                                                       1,245,190
                                                                                                                  --------------
CONGLOMERATE/DIVERSIFIED MANUFACTURING (1.0%)
      500  Jordan Industries, Inc., Series D, Senior Notes
             (Callable 08/01/03 @ $102.59)                               (B- , Caa3)      08/01/07        10.375         253,125
      173  Knoll, Inc., Senior Subordinated Notes
             (Callable 03/15/03 @ $101.81)                               (B+ , Ba3)       03/15/06        10.875         177,109
      400  TriMas Corp., Rule 144A, Senior Subordinated Notes
             (Callable 06/15/07 @ $104.94)++                              (B , B3)        06/15/12         9.875         392,000
                                                                                                                  --------------
                                                                                                                         822,234
                                                                                                                  --------------
CONSUMER PRODUCTS/TOBACCO (5.4%)
      250  Central Garden & Pet Co., Rule 144A, Senior Subordinated
             Notes (Callable 02/01/08 @ $104.56)++                        (B+ , B2)       02/01/13         9.125         261,250
      715  Diamond Brands Operating, Company Guaranteed,
             Senior Subordinated Notes
             (Callable 04/15/03 @ $105.06)0                               (NR , NR)       04/15/08        10.125           7,150
      250  DIMON, Inc., Series B, Global Company Guaranteed,
             Senior Notes (Callable 10/15/06 @ $104.81)                  (BB , Ba3)       10/15/11         9.625         271,250
      350  Hockey Co. & Sports Maska, Inc., Senior Secured,
             Global Notes, Units (Callable 04/15/06 @ $105.62)            (B , B2)        04/15/09        11.250         371,000
      500  Holmes Products Corp., Series D, Senior
             Subordinated Notes (Callable 11/15/03 @ $103.29)            (B- , Caa2)      11/15/07         9.875         367,500
      250  Jackson Products, Inc., Series B, Company Guaranteed
             (Callable 04/15/03 @ $101.58)                               (CC , Caa3)      04/15/05         9.500         137,500
      500  Johnsondiversey, Inc., Series B, Global Company
             Guaranteed, Senior Subordinated Notes
             (Callable 05/15/07 @ $104.81)                                (B , B2)        05/15/12         9.625         535,000
      250  Jostens, Inc., Senior Subordinated Notes
             (Callable 05/01/05 @ $106.38)                                (B , B3)        05/01/10        12.750         283,750
      500  Packaged Ice, Inc., Series B, Company Guaranteed,
             Senior Unsecured Notes (Callable 02/01/04 @ $100.00)!       (B- , Caa3)      02/01/05         9.750         437,500
      300  Playtex Products, Inc., Global Company Guaranteed
             (Callable 06/01/06 @ $104.69)                                (B , B2)        06/01/11         9.375         325,500
      250  Revlon Consumer Products Corp., Global
             Company Guaranteed                                         (CCC+ , Caa1)     12/01/05        12.000         240,000
      430  Scotts Co., Company Guaranteed
             (Callable 01/15/04 @ $104.31)                                (B+ , B2)       01/15/09         8.625         459,025
      250  Sealy Mattress Co., Series B, Company Guaranteed,
             Senior Discount Notes (Callable 12/15/03 @ $103.63)+         (B- , B3)       12/15/07        10.875         257,500
      400  Werner Holding Company, Inc., Series A,
             Company Guaranteed (Callable 11/15/03 @ $103.33)             (B- , B2)       11/15/07        10.000         402,000
                                                                                                                  --------------
                                                                                                                       4,355,925
                                                                                                                  --------------
CONTAINERS (1.5%)
      250  Berry Plastics Corp., Global Company Guaranteed, Senior
             Subordinated Notes (Callable 07/15/07 @ $105.38)             (B- , B3)       07/15/12        10.750         266,875
      250  Constar International, Inc., Senior Subordinated Notes
             (Callable 12/01/07 @ $105.50)                                (B , B3)        12/01/12        11.000         236,250
      250  Crown European Holdings SA, Rule 144A, Secured Notes
             (Callable 03/01/08 @ $105.44)++                              (B , B2)        03/01/13        10.875         253,125
      250  Owens-Illinois, Inc., Senior Notes                             (B+ , B3)       05/15/08         7.350         228,125

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
CONTAINERS -- (CONCLUDED)
$     250  Radnor Holdings, Inc., Series B, Company Guaranteed
             (Callable 03/31/03 @ $100.00)                                (B- , NR)       12/01/03        10.000  $      251,250
                                                                                                                  --------------
                                                                                                                       1,235,625
                                                                                                                  --------------
DIVERSIFIED TELECOMMUNICATIONS (0.6%)
      250  Gray Television, Inc., Global Company Guaranteed, Senior
             Subordinated Notes (Callable (12/15/06 @ $104.62)            (B- , B3)       12/15/11         9.250         269,375
      250  Primus Telecommunications Group, Inc., Senior Notes
             (Callable 01/15/04 @ $105.62)                              (CCC- , Caa3)     01/15/09        11.250         193,750
                                                                                                                  --------------
                                                                                                                         463,125
                                                                                                                  --------------
ELECTRONICS/INFORMATION/DATA TECHNOLOGY (1.1%)
      295  Ampex Corp., Secured Notes
             (Callable 03/21/03 @ $100.00)                                (NR , NR)       08/15/08        12.000          44,282
      250  Flextronics International, Ltd., Yankee Senior
             Subordinated Notes (Callable 07/01/05 @ $104.94)Section     (BB- , Ba2)      07/01/10         9.875         273,750
      250  Seagate Technology HDD Holdings, Global
             Company Guaranteed (Callable 05/15/06 @ $104.00)            (BB+ , Ba2)      05/15/09         8.000         262,500
      300  Solectron Corp., Senior Notes (Callable 02/15/06 @ $104.81)!  (BB , Ba3)       02/15/09         9.625         312,000
                                                                                                                  --------------
                                                                                                                         892,532
                                                                                                                  --------------
ENERGY - OTHER (2.6%)
      300  Amerigas Partners LP Eagle Finance Corp., Series B,
             Global Senior Notes (Callable 05/20/06 @ $104.44)           (BB+ , Ba3)      05/20/11         8.875         320,625
      380  Crown Central Petroleum Corp., Senior Notes
             (Callable 03/21/03 @ $100.00)                               (NR , Caa1)      02/01/05        10.875         263,625
      500  Eagle Geophysical, Inc., Liquidating Trust0                    (NR , NR)       07/15/08        10.750              50
      250  El Paso Energy Partners, Rule 144A, Senior Subordinated
             Notes (Callable 12/01/07 @ $105.31)++, !                     (BB- , B1)      12/01/12        10.625         267,500
      250  Frontier Oil Corp., Senior Notes
             (Callable 11/15/04 @ $105.88)                                (B , B2)        11/15/09        11.750         270,000
      250  Giant Industries, Inc., Global Company Guaranteed
             (Callable 05/15/07 @ $105.50)                                (B , B3)        05/15/12        11.000         208,750
      250  Swift Energy Co., Senior Subordinated Notes
             (Callable 05/01/07 @ $104.69)                                (B , B3)        05/01/12         9.375         251,250
      250  Tesoro Petroleum Corp., Global Senior Subordinated Notes
             (Callable 04/01/07 @ $104.81)Section                         (B , B3)        04/01/12         9.625         203,750
      350  Trico Marine Services, Inc., Global Company Guaranteed
             (Callable 05/15/07 @ $104.44)                                (B , B2)        05/15/12         8.875         320,250
                                                                                                                  --------------
                                                                                                                       2,105,800
                                                                                                                  --------------
ENVIRONMENTAL SERVICES (0.3%)
      200  Allied Waste North America, Inc., Series B,
             Company Guaranteed, Senior Notes
             (Callable 01/01/04 @ $103.94)                               (BB- , Ba3)      01/01/09         7.875         200,000
                                                                                                                  --------------
FOOD PROCESSORS/BEVERAGE/BOTTLING (4.4%)
      126  Archibald Candy Corp., Company Guaranteed
             (Callable 03/21/03 @ $100.00)                                (NR , NR)       11/01/07        10.000         113,028
      500  Aurora Foods, Inc., Series B, Senior Subordinated Notes
             (Callable 02/15/04 @ $103.65)                                (CC , Ca)       02/15/07         9.875         252,500
      300  B&G Foods, Inc., Series D, Global Company Guaranteed
             (Callable 08/01/03 @ $103.21)                                (B- , B3)       08/01/07         9.625         306,750
      250  Curtice Burns Food, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 11/01/03 @ $105.94)             (B- , B3)       11/01/08        11.875         271,250

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
FOOD PROCESSORS/BEVERAGE/BOTTLING -- (CONCLUDED)
$     250  Del Monte Corp., Series B, Global Company Guaranteed
             (Callable 05/15/06 @ $104.62)                                 (B , B2)       05/15/11         9.250  $      261,250
      350  Eagle Family Foods, Inc., Series B, Company Guaranteed
             (Callable 01/15/04 @ $102.92)                                (CCC+ , B3)     01/15/08         8.750         239,750
      500  Fleming Companies, Inc., Global Company Guaranteed,
             Senior Subordinated Notes (Callable 05/01/07 @ $104.94)!      (CCC , B3)     05/01/12         9.875         132,500
      250  Fleming Companies, Inc., Series D, Global
             Company Guaranteed (Callable 07/31/03 @ $103.54)!             (CCC , B3)     07/31/07        10.625          71,250
      400  Land O' Lakes, Inc., Global Senior Notes
             (Callable 11/15/06 @ $104.38)                                 (B+ , B2)      11/15/11         8.750         238,000
      250  Luigino's, Inc., Senior Subordinated Notes
             (Callable 02/01/04 @ $102.50)                                 (B- , B3)      02/01/06        10.000         256,250
      430  National Wine & Spirits, Inc., Company Guaranteed
             (Callable 01/15/04 @ $105.06)                                (CCC+ , B2)     01/15/09        10.125         356,900
      250  New World Pasta Co., Company Guaranteed, Senior
             Subordinated Notes (Callable 02/15/04 @ $104.62)            (CCC- , Caa3)    02/15/09         9.250          76,250
      350  Pilgrim's Pride Corp., Company Guaranteed,
             Senior Unsecured Notes (Callable 09/15/06 @ $104.81)          (BB- , Ba3)    09/15/11         9.625         332,500
      400  Premier International Foods PLC, Yankee Senior Notes
             (Callable 09/01/04 @ $106.00)                                 (B- , B3)      09/01/09        12.000         434,500
      250  Roundy's, Inc., Rule 144A, Senior Subordinated Notes
             (Callable 06/15/07 @ $104.44)++                               (B , B2)       06/15/12         8.875         246,250
                                                                                                                  --------------
                                                                                                                       3,588,928
                                                                                                                  --------------
GAMING (9.9%)
      300  Ameristar Casinos, Inc., Global Company Guaranteed
             (Callable 02/15/06 @ $105.38)                                 (B , B3)       02/15/09        10.750         322,500
      500  Argosy Gaming Co., Company Guaranteed
             (Callable 06/01/04 @ $105.38)                                 (B+ , B2)      06/01/09        10.750         541,875
      250  Argosy Gaming Co., Senior Subordinated Notes
             (Callable 09/01/06 @ $104.50)                                 (B+ , B2)      09/01/11         9.000         262,812
      250  Aztar Corp., Global Senior Subordinated Notes
             (Callable 08/15/06 @ $104.50)                                (B+ , Ba3)      08/15/11         9.000         256,250
      250  Aztar Corp., Senior Subordinated Notes
             (Callable 05/15/03 @ $104.44)                                (B+ , Ba3)      05/15/07         8.875         253,750
      300  Coast Hotels & Casinos, Inc., Company Guaranteed,
             Senior Subordinated Notes
             (Callable 04/01/04 @ 104.75)                                  (B , B2)       04/01/09         9.500         318,375
      400  Hard Rock Hotel, Inc., Series B, Senior Subordinated Notes
             (Callable 04/01/03 @ $102.31)                                (B- , Caa1)     04/01/05         9.250         405,000
      250  Harrah's Operating Company, Inc., Company Guaranteed,
             Senior Subordinated Notes                                    (BB+ , Ba1)     12/15/05         7.875         264,063
      400  Herbst Gaming, Inc., Series B, Global Secured Notes
             (Callable 09/01/05 @ $105.38)                                 (B , B2)       09/01/08        10.750         420,500
      223  Hollywood Casino Corp., Company Guaranteed
             (Callable 05/01/03 @ $107.00)                                 (B , B3)       05/01/07        11.250         238,610
      250  Isle of Capri Casinos, Inc., Company Guaranteed
             (Callable 04/15/04 @ $104.38)                                 (B , B2)       04/15/09         8.750         253,125
      400  Kerzner International, Ltd., Global Company Guaranteed,
             Senior Subordinated Notes (Callable 08/15/06 @ $104.44)       (B+ , B2)      08/15/11         8.875         404,000
      500  Majestic Investor Holdings, Company Guaranteed,
             Senior Secured Notes (Callable 11/30/05 @ $105.83)            (B , B2)       11/30/07        11.653         473,750
      400  Majestic Star Casino LLC, Series B, Company Guaranteed,
             Senior Secured Notes (Callable 07/01/03 @ $105.44)            (B , B2)       07/01/06        10.875         406,000
      480  Mandalay Resort Group, Senior Subordinated Notes
             (Callable 12/01/03 @ $102.31)                                (BB- , Ba3)     12/01/05         9.250         502,800

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
GAMING -- (CONCLUDED)

$     250  MGM Mirage, Inc., Company Guaranteed                          (BB+ , Ba2)      06/01/07         9.750  $      269,687
      400  Mohegan Tribal Gaming, Senior Subordinated Notes
             (Callable 01/01/04 @ $104.38)                               (BB- , Ba3)      01/01/09         8.750         418,000
      250  Old Evangeline Downs, Rule 144A, Secured Notes
             (Callable 03/01/07 @ $106.50)++                             (B- , Caa1)      03/01/10        13.000         250,000
      250  Park Place Entertainment Corp., Senior Subordinated Notes     (BB+ , Ba2)      12/15/05         7.875         254,688
      250  Peninsula Gaming LLC, Series B, Company Guaranteed
             (Callable 07/01/03 @ $108.00)                                 (B , B2)       07/01/06        12.250         256,250
      500  Penn National Gaming, Inc., Series B, Global Company
             Guaranteed, Senior Subordinated Notes
             (Callable 03/01/05 @ $105.56)                                (B- , B3)       03/01/08        11.125         532,500
      309  Waterford Gaming LLC, Rule 144A, Senior Notes
             (Callable 03/15/04 @ $105.18)++                              (B+ , B1)       03/15/10         9.500         313,635
      300  Windsor Woodmont Black Hawk, Series B, First Mortgage
             (Callable 03/15/03 @ $108.67)0                              (CCC+ , NR)      03/15/05        13.000         205,500
      250  Wynn Las Vegas LLC, Second Mortgage Note
             (Callable 11/01/06 @ $112.00)                               (CCC+ , B3)      11/01/10        12.000         252,500
                                                                                                                  --------------
                                                                                                                       8,076,170
                                                                                                                  --------------
HEALTHCARE FACILITIES/SUPPLIES (4.7%)
      300  Alaris Medical Systems, Inc., Company Guaranteed
             (Callable 12/01/03 @ $101.63)                               (B- , Caa1)      12/01/06         9.750         307,500
      250  Beverly Enterprises, Inc., Company Guaranteed,
             Senior Notes (Callable 02/15/04 @ $100.00)                   (B+ , B1)       02/15/06         9.000         207,500
      500  Extendicare Health Services, Inc., Company Guaranteed
             (Callable 12/15/03 @ $103.12)                               (CCC+ , B3)      12/15/07         9.350         362,500
      250  Fisher Scientific International, Inc., Global Senior
             Subordinated Notes (Callable 05/01/07 @ $104.06)             (B+ , B2)       05/01/12         8.125         265,625
      300  HEALTHSOUTH Corp., Global Notes                               (BB , Ba3)       06/01/12         7.625         246,000
      300  Magellan Health Services, Inc., Rule 144A,
             Senior Notes (Callable 11/15/05 @ $104.69)++                (CCC , Caa3)     11/15/07         9.375         247,500
      250  Magellan Health Services, Inc., Senior Subordinated Notes
             (Callable 02/15/04 @ $103.00)                                (CC , C)        02/15/08         9.000          66,250
      300  Rotech Healthcare, Inc., Rule 144A, Senior Subordinated
             Notes (Callable 04/01/07 @ $104.75)++                        (B+ , B2)       04/01/12         9.500         297,000
      250  Triad Hospitals, Inc., Series B, Company Guaranteed,
             Senior Subordinated Notes
             (Callable 05/15/04 @ $105.50)                                (B- , B2)       05/15/09        11.000         273,750
      400  Unilab Finance Corp., Senior Subordinated Notes
             (Callable 10/01/04 @ $106.38)                                (B- , B3)       10/01/09        12.750         492,000
      400  Vanguard Health Systems, Inc., Global Company
             Guaranteed, Senior Subordinated Notes
             (Callable 08/01/06 @ $104.88)                               (CCC+ , B3)      08/01/11         9.750         391,000
      400  Ventas Realty LP, Global Company Guaranteed,
             Senior Notes                                                (BB- , Ba3)      05/01/12         9.000         426,000
      250  Vicar Operating, Inc., Company Guaranteed
             (Callable 12/01/05 @ $104.94)                                (B- , B3)       12/01/09         9.875         273,750
                                                                                                                  --------------
                                                                                                                       3,856,375
                                                                                                                  --------------
HOME BUILDERS (1.8%)
      350  Beazer Homes USA, Inc., Global Company Guaranteed,
             Senior Notes (Callable 04/15/07 @ $104.19)                  (BB , Ba2)       04/15/12         8.375         372,750
      400  D.R. Horton, Inc., Global Company Guaranteed
             (Callable 04/15/07 @ $104.25)                               (BB , Ba1)       04/15/12         8.500         422,000

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
HOME BUILDERS -- (CONCLUDED)
$     300  KB Home, Senior Subordinated Notes                            (BB- , Ba3)      12/15/08         8.625  $      318,000
      300  Toll Corp., Senior Subordinated Notes
             (Callable 12/01/06 @ $104.12)                               (BB+ , Ba2)      12/01/11         8.250         318,000
                                                                                                                  --------------
                                                                                                                       1,430,750
                                                                                                                  --------------
INDUSTRIAL - OTHER (1.1%)
      300  Day International Group, Inc., Series B, Senior Notes
             (Callable 06/01/03 @ $101.24)                                (B- , B2)       06/01/05        11.125         307,500
      504  International Utility Structures, Inc., Unsecured
             Subordinated Notes (Callable 02/01/04 @ $104.33)             (NR , Ca)       02/01/08        13.000          25,200
      250  Synagro Technologies, Inc., Global Senior Subordinated
             Notes (Callable 04/01/06 @ $104.75)                           (B , B3)       04/01/09         9.500         266,250
      250  Wolverine Tube, Inc., Global Company Guaranteed
             (Callable 04/01/06 @ $105.25)                                (BB- , B1)      04/01/09        10.500         263,750
                                                                                                                  --------------
                                                                                                                         862,700
                                                                                                                  --------------
LEISURE (3.0%)
      250  AMC Entertainment, Inc., Senior Subordinated Notes
             (Callable 02/01/04 @ $104.75)                               (CCC+ , Caa2)    02/01/11         9.500         240,000
      250  Boca Resorts, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 04/15/04 @ $104.94)             (B- , B2)       04/15/09         9.875         260,000
      400  Booth Creek Ski Holdings, Inc., Series B,
             Company Guaranteed (Callable 03/15/03 @ $104.17)            (CCC+ , Caa1)    03/15/07        12.500         397,500
      450  Cinemark USA, Inc., Series D, Senior Subordinated Notes
             (Callable 08/01/03 @ $100.00)                                (B- , B3)       08/01/08         9.625         456,750
      250  Icon Health & Fitness, Inc., Global Company Guaranteed,
             Senior Subordinated Notes
             (Callable 04/01/07 @ $105.62)                                (B- , B3)       04/01/12        11.250         247,188
      421  Imax Corp., Yankee Senior Unsecured Notes
             (Callable 12/01/03 @ $101.97)                               (CCC , Caa2)     12/01/05         7.875         338,502
      250  Intrawest Corp., Yankee Senior Unsecured Notes
             (Callable 08/15/03 @ $104.88)                                (B+ , B1)       08/15/08         9.750         253,750
      271  KSL Recreation Group, Inc., Series B, Senior
             Subordinated Notes (Callable 05/01/03 @ $103.42)             (B- , B2)       05/01/07        10.250         269,147
                                                                                                                  --------------
                                                                                                                       2,462,837
                                                                                                                  --------------
LODGING (0.8%)
      250  Capstar Hotel Co., Senior Subordinated Notes
             (Callable 08/15/03 @ $102.92)                               (CCC , Caa1)     08/15/07         8.750         151,250
      300  HMH Properties, Inc., Series B, Company Guaranteed
             (Callable 08/01/03 @ $103.98)                               (B+ , Ba3)       08/01/08         7.875         280,500
      220  HMH Properties, Inc., Series C, Senior Notes
             (Callable 12/01/03 @ $104.22)                               (B+ , Ba3)       12/01/08         8.450         207,900
                                                                                                                  --------------
                                                                                                                         639,650
                                                                                                                  --------------
MACHINERY (0.3%)
      310  Motors & Gears, Inc., Series D, Senior Notes
             (Callable 11/15/03 @ $101.79)                               (B- , Caa1)      11/15/06        10.750         268,150
                                                                                                                  --------------
METALS & MINING (2.6%)
      300  Earle M. Jorgensen Co., Global Secured Notes
             (Callable 06/01/07 @ $104.88)                                (B- , B2)       06/01/12         9.750         309,000
      400  Golden Northwest Aluminum, Company Guaranteed,
             Senior Subordinated Notes (Callable 12/15/03 @ $105.33)0     (NR , NR)       12/15/06        12.000          38,000
      592  Great Lakes Carbon Corp., Series B, Company Guaranteed
             (Callable 05/15/03 @ $105.12)                                (B- , B3)       05/15/08        11.750         446,960
      100  Haynes International, Inc., Senior Notes
             (Callable 03/27/03 @ $100.00)                              (CCC+ , Caa2)     09/01/04        11.625          49,500

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
METALS & MINING -- (CONCLUDED)
$     400  Jarden Corp., Global Company Guaranteed, Senior
             Subordinated Notes (Callable 05/01/07 @ $104.88)             (B- , B3)       05/01/12         9.750  $      418,000
      200  Luscar Coal, Ltd., Global Senior Notes
             (Callable 10/15/06 @ $104.88)                               (BB , Ba3)       10/15/11         9.750         220,250
      300  Metallurg, Inc., Series B, Company Guaranteed,
             Senior Notes (Callable 12/01/03 @ $103.67)                 (CCC+ , Caa2)     12/01/07        11.000         196,500
      250  UCAR Finance, Inc., Global Company Guaranteed
             (Callable 02/15/07 @ $105.12)                                (B , B3)        02/15/12        10.250         201,250
      250  WCI Steel, Inc., Series B, Senior Secured Notes
             (Callable 12/01/03 @ $101.00)                              (CCC+ , Caa2)     12/01/04        10.000          71,250
      250  WHX Corp., Senior Notes
             (Callable 04/15/03 @ $102.63)                              (CCC+ , Caa3)     04/15/05        10.500         196,250
                                                                                                                  --------------
                                                                                                                       2,146,960
                                                                                                                  --------------
OIL EQUIPMENT (1.1%)
      341  Key Energy Services, Inc, Series B, Company Guaranteed,
             Senior Subordinated Notes (Callable 01/15/04 @ $107.00)      (B+ , B2)       01/15/09        14.000         388,740
      250  Parker Drilling Co., Series B, Senior Notes,
             Company Guaranteed (Callable 11/15/04 @ $105.06)             (B+ , B1)       11/15/09        10.125         260,000
      250  Pride International, Inc., Senior Notes
             (Callable 05/01/03 @ $103.13)                               (BB , Ba2)       05/01/07         9.375         260,625
                                                                                                                  --------------
                                                                                                                         909,365
                                                                                                                  --------------
PAPER & FOREST PRODUCTS (4.3%)

      500  Ainsworth Lumber Company, Ltd., Yankee Senior Notes            (B- , B3)       07/15/07        12.500         540,000
      400  Box USA Holdings, Series B, Senior Secured Notes
             (Callable 06/01/03 @ $102.00)                                (B , B3)        06/01/06        12.000         413,000
      300  Buckeye Technologies, Inc., Senior Subordinated Notes
             (Callable 12/15/03 @ $100.00)                               (B+ , Caa1)      12/15/05         8.500         271,500
      250  Caraustar Industries, Inc., Global Company Guaranteed,
             Senior Subordinated Notes (Callable 04/01/06 @ $105.25)     (B+ , Ba2)       04/01/11         9.875         260,000
      118  Doman Industries, Ltd., Yankee Company Guaranteed,
             Senior Secured Notes (Callable 07/01/03 @ $100.00)           (D , Caa2)      07/01/04        12.000         110,450
      250  FiberMark, Inc., Senior Notes (Callable 10/15/03 @ $101.56)    (B+ , B2)       10/15/06         9.375         226,250
      250  Georgia-Pacific Corp., Notes                                  (BB+ , Ba3)      05/15/06         7.500         238,750
      400  Norampac, Inc., Yankee Senior Notes
             (Callable 02/01/04 @ $103.17)                               (BB+ , Ba2)      02/01/08         9.500         420,000
      150  Riverwood International Corp., Company Guaranteed
             (Callable 04/01/03 @ $102.72)                              (CCC+ , Caa1)     04/01/08        10.875         148,875
      200  Stone Container Corp., Global Senior Notes
             (Callable 02/01/06 @ $104.88)                                (B , B2)        02/01/11         9.750         218,500
      250  Stone Container Finance Co., Rule 144A,
             Company Guaranteed, Senior Notes
             (Callable 08/15/04 @ $100.00)++                              (B , B2)        08/15/06        11.500         267,500
      150  Tembec Industries, Inc., Global Company Guaranteed            (BB+ , Ba1)      02/01/11         8.500         151,500
      250  Tembec Industries, Inc., Yankee Company Guaranteed,
             Senior Unsecured Notes (Callable 06/30/04 @ $104.31)        (BB+ , Ba1)      06/30/09         8.625         252,500
                                                                                                                  --------------
                                                                                                                       3,518,825
                                                                                                                  --------------
PHARMACEUTICALS (0.7%)
      250  aaiPharma, Inc., Global Company Guaranteed
             (Callable 04/01/06 @ 105.50)                                (B- , Caa1)      04/01/10        11.000         266,250
      250  Biovail Corp., Yankee Senior Subordinated Notes
             (Callable 04/01/06 @ 103.94)                                 (BB- , B2)      04/01/10         7.875         261,875
                                                                                                                  --------------
                                                                                                                         528,125
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
PUBLISHING (1.7%)
$     250  Dex Media East LLC/Dex Media East Finance Co.,
             Rule 144A, Senior Notes
             (Callable 11/15/06 @ $104.94)++                              (B , B2)        11/15/09         9.875  $      271,250
      200  Houghton Mifflin Co., Rule 144A, Senior Notes
             (Callable 02/01/08 @ $104.94)++                              (B , B3)        02/01/13         9.875         210,500
      300  Liberty Group Publishing, Inc., Debentures
             (Callable 02/01/04 @ $103.88)+                             (CCC+ , Caa2)     02/01/09        11.625         226,500
      250  Phoenix Color Corp., Company Guaranteed
             (Callable 02/01/04 @ 105.19)                               (CCC+ , Caa2)     02/01/09        10.375         216,250
      500  Premier Graphics, Inc., Company Guaranteed
             (Callable 12/01/03 @ $102.88)o                               (NR , NR)       12/01/05        11.500               0
      250  Sun Media Corp., Rule 144A, Senior Notes
             (Callable 02/15/08 @ $103.81)++                             (B- , Ba3)       02/15/13         7.625         256,875
      194  Sun Media Corp., Yankee Senior Subordinated Notes
             (Callable 02/15/04 @ $101.58)                                (NR , NR)       02/15/07         9.500         200,790
                                                                                                                  --------------
                                                                                                                       1,382,165
                                                                                                                  --------------
RESTAURANTS (1.1%)
      500  American Restaurant Group, Inc., Series D,
             Company Guaranteed (Callable 11/01/04 @ $105.75)             (B- , B3)       11/01/06        11.500         351,875
      215  AmeriKing, Inc., Senior Notes
             (Callable 12/01/03 @ $100.00)0                              (NR , Caa2)      11/15/07        10.750          21,500
       15  AmeriKing, Inc., Senior Notes
             (Callable 12/01/03 @ $100.00)0                              (NR , Caa2)      05/15/08        13.000           1,518
      200  AmeriKing, Inc., Unit, Senior Notes
             (Callable 12/01/03 @ $100.00)0                               (NR , NR)       05/15/08        13.000          20,000
      250  Carrols Corp., Company Guaranteed, Senior
             Subordinated Notes (Callable 12/01/03 @ $104.75)             (B- , B3)       12/01/08         9.500         228,125
      265  Sbarro, Inc., Company Guaranteed, Senior Notes
             (Callable 09/15/04 @ $105.50)                                (B+ , B2)       09/15/09        11.000         241,150
                                                                                                                  --------------
                                                                                                                         864,168
                                                                                                                  --------------
RETAIL-FOOD & DRUG (1.4%)
      250  Great Atlantic & Pacific Tea Company, Inc., Notes              (B+ , B3)       04/15/07         7.750         201,250
      131  Mrs. Field's Original Cookies Co., Series B,
             Company Guaranteed (Callable 12/01/03 @ $100.00)            (CCC , Caa1)     12/01/04        10.125          72,427
      189  Nutritional Sourcing Corp., Senior Notes
             (Callable 03/31/03 @ $100.00)0                               (NR , Ca)       08/01/03         9.500         118,125
      260  Pantry, Inc., Company Guaranteed
             (Callable 10/15/03 @ $103.42)                                (B- , B3)       10/15/07        10.250         245,700
      250  Petco Animal Supplies, Inc., Global Senior
             Subordinated Notes (Callable 11/01/06 @ $105.38)             (B , B2)        11/01/11        10.750         280,000
      250  Stater Brothers Holdings, Inc., Senior Notes
             (Callable 08/15/03 @ $105.38)                                (B- , B2)       08/15/06        10.750         253,750
                                                                                                                  --------------
                                                                                                                       1,171,252
                                                                                                                  --------------
RETAIL STORES (4.2%)
      500  Advance Holding Corp., Series B, Senior Discount Debentures
             (Callable 04/15/03 @ $106.44)-                                (B , B3)       04/15/09        12.875         528,125
      250  Advance Stores Company, Inc., Global Company Guaranteed
             (Callable 04/15/03 @ $105.12)                                 (B , B2)       04/15/08        10.250         264,375

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
RETAIL STORES -- (CONCLUDED)

$     250  Advance Stores Company, Inc., Series B,
             Company Guaranteed (Callable 04/15/03 @ $105.12)              (B , B2)       04/15/08        10.250  $      264,375
      250  AutoNation, Inc., Global Company Guaranteed                    (BB+ , Ba2)     08/01/08         9.000         261,250
      370  Flooring America, Inc., Series B, Company Guaranteed,
             Senior Unsecured Notes (Callable 10/15/03 @ $102.31)0         (NR , C)       10/15/07         9.250              37
      500  Leslie's Poolmart, Senior Notes
             (Callable 07/15/03 @ $100.00)                                 (B- , B3)      07/15/04        10.375         482,500
      250  Michaels Stores, Inc., Senior Notes
             (Callable 07/01/05 @ $104.62)                                (BB , Ba1)      07/01/09         9.250         270,000
      250  Nebraska Book Co., Senior Subordinated Notes
             (Callable 02/15/04 @ $102.92)                                 (B- , B3)      02/15/08         8.750         252,500
      250  Pep Boys - Manny, Moe & Jack, Notes                            (BB- , B2)      06/01/05         7.000         244,375
      125  Pep Boys - Manny, Moe & Jack, Series MTNB, Notes               (BB- , B2)      07/07/06         6.920         119,844
      250  Remington Arms Company, Inc., Rule 144A, Company
             Guaranteed (Callable 02/01/07 @ $105.25)++                    (B- , B2)      02/01/11        10.500         264,375
      500  United Auto Group, Inc., Rule 144A, Senior Subordinated
             Notes (Callable 03/15/07 @ $104.81)++                         (B , B3)       03/15/12         9.625         483,750
                                                                                                                  --------------
                                                                                                                       3,435,506
                                                                                                                  --------------
SATELLITE (2.2%)
      250  DirectTV Holdings LLC, Rule 144A, Senior Notes
             (Callable 03/15/08 @ $104.19)++                               (B , B1)       03/15/13         8.375         265,000
      500  EchoStar DBS Corp., Senior Notes
             (Callable 02/01/04 @ $104.69)                                 (B+ , B1)      02/01/09         9.375         535,000
      300  Loral Cyberstar, Inc., Company Guaranteed                     (CCC+ , Caa1)    07/15/06        10.000         121,500
      500  Loral Space & Communications, Ltd., Senior Notes
             (Callable 01/15/04 @ $102.38)                                (CCC- , Ca)     01/15/06         9.500          92,500
      550  Pegasus Communications Corp., Series B, Senior Notes
             (Callable 12/01/03 @ $103.25)                                (CCC- , Ca)     12/01/06         9.750         427,625
      650  Pegasus Satellite Communication, Global Senior
             Discount Notes (Callable 03/01/04 @ $106.75)+                (CCC- , C)      03/01/07        13.500         359,125
                                                                                                                  --------------
                                                                                                                       1,800,750
                                                                                                                  --------------
SECONDARY OIL & GAS PRODUCERS (4.7%)
      500  Chesapeake Energy Corp., Global Company Guaranteed,
             Senior Notes (Callable 04/01/06 @ $104.06)                   (B+ , Ba3)      04/01/11         8.125         525,000
      450  Compton Petroleum Corp., Global Senior Notes
             (Callable 05/15/06 @ $104.95)                                 (B , B2)       05/15/09         9.900         481,500
      500  Continental Resources, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 08/01/03 @ $105.12)            (CCC+ , Caa1)    08/01/08        10.250         470,000
      350  Denbury Management, Inc., Company Guaranteed,
             Senior Subordinated Notes (Callable 03/01/03 @ $104.50)       (B , B3)       03/01/08         9.000         367,500
      157  Magnum Hunter Resources, Inc., Company Guaranteed
             (Callable 06/01/03 @ $103.33)                                 (B , B2)       06/01/07        10.000         164,065
      250  Magnum Hunter Resources, Inc., Global
             Company Guaranteed (Callable 03/15/07 @ $104.80)              (B+ , B2)      03/15/12         9.600         266,250
       30  Ocean Energy, Inc., Senior Notes                              (BBB- , Baa3)    08/01/03         7.875          30,600
      250  Plains Exploration & Production Co., Series B, Global
             Company Guaranteed, Senior Subordinated Notes
             (Callable 07/01/07 @ $104.38)                                 (B , B2)       07/01/12         8.750         261,875
      250  Pogo Producing Co., Series B, Senior Subordinated Notes
             (Callable 05/15/03 @ $102.92)                                (BB , Ba3)      05/15/07         8.750         260,625
      209  Southwest Royalties, Inc., Company Guaranteed, Senior
             Secured Notes (Callable 03/31/03 @ $100.00)+                (CCC- , Caa2)    06/30/04        11.500         203,775

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
SECONDARY OIL & GAS PRODUCERS -- (CONCLUDED)

$     250  Vintage Petroleum, Inc., Global Senior Subordinated Notes

             (Callable 05/15/06 @ $103.94)                                 (B , B1)       05/15/11         7.875  $      248,750
      350  Williams Companies, Inc., Global Notes                         (B , Caa1)      03/15/04         9.250         337,750
      300  Wiser Oil Co., Company Guaranteed, Senior
             Subordinated Notes (Callable 05/15/03 @ $103.17)            (CCC+ , Caa3)    05/15/07         9.500         232,500
                                                                                                                  --------------
                                                                                                                       3,850,190
                                                                                                                  --------------
SERVICES - OTHER (2.4%)
      250  Ameriserve Finance Trust, Rule 144A, Senior Secured
             Notes (Callable 09/15/03 @ $106.00)0,++                       (NR , NR)      09/15/06        12.000          13,750
      250  Brand Services, Inc., Rule 144A, Company Guaranteed
             (Callable 10/15/07 @ $106.00)++                               (B- , B3)      10/15/12        12.000         271,250
      250  Brickman Group, Ltd., Rule 144A, Senior Subordinated
             Notes (Callable 12/15/06 @ $105.88)++                         (B , B2)       12/15/09        11.750         272,500
      150  Hollywood Entertainment Corp., Company Guaranteed,
             Senior Subordinated Notes (Callable 03/15/07 @ $104.81)       (B- , B3)      03/15/11         9.625         153,750
      250  IESI Corp., Global Company Guaranteed, Senior
             Subordinated Notes (Callable 06/15/07 @ $105.12)              (B- , B3)      06/15/12        10.250         242,500
      250  Iron Mountain, Inc., Company Guaranteed
             (Callable 04/01/06 @ $104.31)                                 (B , B2)       04/01/13         8.625         265,000
      350  La Petite Academy, Inc., Series B, Company Guaranteed
             (Callable 05/15/03 @ $105.00)                                 (CC , Ca)      05/15/08        10.000         222,250
      250  Mail-Well, Inc., Global Company Guaranteed
             (Callable 03/15/07 @ $104.81)                                (BB- , B1)      03/15/12         9.625         240,000
      150  Mail-Well, Inc., Series B, Company Guaranteed,
             Senior Subordinated Notes
             (Callable 12/15/03 @ $104.38)                                 (B , B3)       12/15/08         8.750         123,750
      150  United Rentals, Inc., Series B, Company Guaranteed,
             Senior Subordinated Notes
             (Callable 01/15/04 @ $104.62)                                (BB- , B2)      01/15/09         9.250         119,250
                                                                                                                  --------------
                                                                                                                       1,924,000
                                                                                                                  --------------
TECHNOLOGY (0.7%)
      250  Fairchild Semiconductor International, Inc.,
             Company Guaranteed (Callable 04/01/03 @ $105.19)              (B , B2)       10/01/07        10.375         264,375
      300  Lucent Technologies, Inc., Notes!                              (B- , Caa1)     07/15/06         7.250         259,500
                                                                                                                  --------------
                                                                                                                         523,875
                                                                                                                  --------------
TEXTILE/APPAREL/SHOE MANUFACTURING (1.6%)
      700  Advanced Glassfiber Yarns LLC, Senior Subordinated Notes
             (Callable 01/15/04 @ $105.06)0                                (NR , C)       01/15/09         9.875          39,375
      400  BGF Industries, Inc., Series B, Senior Subordinated Notes
             (Callable 01/15/04 @ $105.25)                                 (CC , Ca)      01/15/09        10.250         162,500
      250  Levi Strauss & Co., Rule 144A, Senior Notes
             (Callable 12/15/07 @ 106.12)++                               (BB- , B3)      12/15/12        12.250         252,500
      210  Phillips Van-Heusen Corp., Senior Subordinated Notes
             (Callable 05/01/03 @ $104.75)                                (B+ , Ba3)      05/01/08         9.500         215,250
      400  Russell Corp., Global Company Guaranteed
             (Callable 05/01/06 @ $104.62)                                 (BB , B1)      05/01/10         9.250         434,000
      250  USI American Holdings, Inc., Series B,
             Company Guaranteed                                            (B+ , B3)      12/01/06         7.250         211,250
                                                                                                                  --------------
                                                                                                                       1,314,875
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements.

 PAR                                                                      RATINGS+
(000)                                                                  (S&P / MOODY'S)    MATURITY        RATE%       VALUE
-----                                                                  ---------------    --------       -------  --------------
TRANSPORTATION/OTHER (0.5%)
$     250  Oglebay Norton Co., Senior Subordinated Notes
             (Callable 02/01/04 @ $105.00)                               (CCC+ , Caa2)    02/01/09        10.000  $      128,750
      250  Petroleum Helicopters, Inc., Series B, Global
             Company Guaranteed (Callable 05/01/06 @ $104.69)             (BB- , B1)      05/01/09         9.375         268,750
                                                                                                                  --------------
                                                                                                                         397,500
                                                                                                                  --------------
UTILITIES (2.0%)
      250  AES Corp., Senior Unsecured Notes                               (B- , B3)      06/01/09         9.500         183,750
      550  Calpine Corp., Senior Notes                                     (B+ , B1)      04/15/09         7.750         255,750
      250  CMS Energy Corp., Senior Notes                                  (B+ , B3)      07/15/08         8.900         215,261
      500  CMS Energy Corp., Senior Notes                                  (B+ , B3)      01/15/09         7.500         415,557
      250  National Waterworks, Inc., Rule 144A, Senior Subordinated
             Notes (Callable 12/01/07 @ $105.25)++                         (B , B3)       12/01/12        10.500         266,250
      250  Westar Energy, Inc., Global, First Mortgage                   (BBB- , Ba1)     05/01/07         7.875         261,214
                                                                                                                  --------------
                                                                                                                       1,597,782
                                                                                                                  --------------
WIRELESS (4.3%)
      500  AirGate PCS, Inc., Senior Subordinated Notes
             (Callable 10/01/04 @ $106.75)+                               (CC , Caa2)     10/01/09        13.500          52,500
      300  American Cellular Corp., Global Company Guaranteed
             (Callable 10/15/05 @ $104.75)                                (B , Caa3)      10/15/09         9.500          58,500
      300  Centennial Cellular Corp., Senior Subordinated Notes
             (Callable 12/15/03 @ $105.38)                               (CCC+ , Caa2)    12/15/08        10.750         196,500
      600  iPCS, Inc., Senior Discount Notes
             (Callable 07/15/05 @ $107.00)0                                (D , Ca)       07/15/10        14.000          18,000
      500  Nextel Communications, Inc., Senior Discount Notes
             (Callable 02/15/04 @ $103.32)                                 (B , B3)       02/15/08         9.950         511,250
      525  Nextel Partners, Inc., Senior Discount Notes
              (Callable 02/01/04 @ $107.00)+                             (CCC+ , Caa1)    02/01/09        14.000         452,813
      268  Orange PLC, Yankee Senior Notes
             (Callable 06/01/04 @ $104.50)                               (BBB- , Baa3)    06/01/09         9.000         285,901
      250  Polska Telefonica Cyfrowa International Finance II SA,
             Yankee Company Guaranteed, Senior Subordinated Notes
             (Callable 12/01/04 @ $105.62)                                 (B+ , B1)      12/01/09        11.250         273,750
      130  TeleCorp PCS, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 04/15/04 @ $105.81)+           (BBB , Baa2)     04/15/09        11.625         128,050
      325  TeleCorp PCS, Inc., Company Guaranteed, Senior
             Subordinated Notes (Callable 07/15/05 @ $105.31)            (BBB , Baa2)     07/15/10        10.625         368,875
      325  Tritel PCS, Inc., Company Guaranteed
             (Callable 05/15/04 @ $106.38)+                              (BBB , Baa2)     05/15/09        12.750         320,125
      250  Triton PCS, Inc., Company Guaranteed, Senior
             Subordinated Discount Notes
             (Callable 05/01/03 @ $105.50)+                                (B- , B3)      05/01/08        11.000         218,750
      300  Triton PCS, Inc., Global Company Guaranteed
             (Callable 11/15/06 @ $104.38)                                 (B- , B3)      11/15/11         8.750         245,250
      500  U.S. Unwired, Inc., Series B, Company Guaranteed,
             Senior Subordinated Discount Notes
             (Callable 11/01/04 @ $106.69)+                               (CC , Caa2)     11/01/09        13.375          52,500
      292  Voicestream Wireless Corp., Global Senior Notes
             (Callable 11/15/04 @ $105.19)                               (BBB+ , Ba3)     11/15/09        10.375         322,660
       37  Voicestream Wireless Corp., Senior Discount Notes
             (Callable 11/15/04 @ $105.94)+                              (BBB+ , Ba3)     11/15/09        11.875          34,225
                                                                                                                  --------------
                                                                                                                       3,539,649
                                                                                                                  --------------
TOTAL CORPORATE BONDS (Cost $88,286,963)                                                                              77,824,501
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements.

NUMBER
OF SHARES                                                                                                             VALUE
COMMON STOCKS (0.4%)
AUTOMOBILE MANUFACTURING/VEHICLE PARTS (0.0%)
  413,097  Cambridge Industries Liquidating Trust*                                                                $        2,065
                                                                                                                  --------------
CABLE (0.0%)
    4,126  NTL, Inc.*                                                                                                     41,343
                                                                                                                  --------------
ENERGY - OTHER (0.0%)
    3,914  Eagle Geophysical, Inc.*, ^                                                                                     9,785
                                                                                                                  --------------
INDUSTRIAL - OTHER (0.0%)
      287  First Wave Marine, Inc.*, ^                                                                                     3,587
                                                                                                                  --------------
RETAIL-FOOD & DRUG (0.1%)
      682  Archibald Candy Corp.*, ^                                                                                      57,970
                                                                                                                  --------------
RETAIL STORES (0.0%)
    8,710  Safelite Glass Corp., Class B*, ^                                                                                 435
      588  Safelite Realty Corp.*, ^                                                                                           6
                                                                                                                  --------------
                                                                                                                             441
                                                                                                                  --------------
SECONDARY OIL & GAS PRODUCERS (0.1%)
    3,135  Southwest Royalties, Inc.*, ^                                                                                  47,433
                                                                                                                  --------------
TEXTILE/APPAREL/SHOE MANUFACTURING (0.2%)
   24,285  HCI Direct, Inc.*, ^                                                                                          184,566
    2,800  Worldtex, Inc*, ^                                                                                               5,600
                                                                                                                  --------------
                                                                                                                         190,166
                                                                                                                  --------------
WIRELESS (0.0%)
        2  Microcell Telecommunications, Inc.*                                                                                 0
                                                                                                                  --------------
TOTAL COMMON STOCKS (Cost $1,794,202)                                                                                    352,790
                                                                                                                  --------------
PREFERRED STOCKS (0.5%)
BANKING (0.0%)
        4  NTL Europe, Inc.*                                                                                                  14
                                                                                                                  --------------
CABLE (0.3%)
        8  Adelphia Business Solutions, Inc., Series B*, 0                                                                     0
    2,000  Cablevision Systems New York Group, Series H!                                                                 206,500
   11,890  DIVA Systems Corp., Series C*                                                                                     119
                                                                                                                  --------------
                                                                                                                         206,619
                                                                                                                  --------------
ENERGY - OTHER (0.1%)
      150  Metretek Technologies, Inc., Series B*, ^                                                                      60,000
                                                                                                                  --------------
GAMING (0.0%)
    1,170  Peninsula Gaming LLC*                                                                                           7,020
                                                                                                                  --------------
RESTAURANTS (0.0%)
   10,084  AmeriKing, Inc.                                                                                                   101
                                                                                                                  --------------
TEXTILE/APPAREL/SHOE MANUFACTURING (0.0%)
      857  Worldtex, Inc*, ^                                                                                              25,710
                                                                                                                  --------------
WIRELESS (0.1%)
    4,155  Rural Cellular Corp., Series B                                                                                117,379
                                                                                                                  --------------
TOTAL PREFERRED STOCKS (Cost $1,131,427)                                                                                 416,843
                                                                                                                  --------------

                 See Accompanying Notes to Financial Statements.

NUMBER
OF SHARES                                                                                                             VALUE
WARRANTS (0.1%)
CABLE (0.0%)
    7,581  DIVA Systems Corp., Rule 144A, strike $0.01 expires March 2008*,++                                     $           76
                                                                                                                  --------------
COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) (0.0%)
      500  Carrier1 International, Rule 144A, strike $6.71 expires February 2009*,++                                           5
    2,960  Loral Space & Communications, Ltd., strike $2.37 expires December 2006*                                            30
                                                                                                                  --------------
                                                                                                                              35
                                                                                                                  --------------
CONSUMER PRODUCTS/TOBACCO (0.0%)
      500  Jostens, Inc., Rule 144A, strike $0.01 expires May 2010*,++                                                    16,125
                                                                                                                  --------------
ELECTRONICS/INFORMATION/DATA TECHNOLOGY (0.0%)
      500  Orbital Imaging Corp., Rule 144A, strike $1.00 expires March 2005*,++                                             250
                                                                                                                  --------------
ENERGY - OTHER (0.0%)
   15,000  Metretek Technologies, Inc., strike $4.00 expires September 2003*, ^                                              900
                                                                                                                  --------------
OIL EQUIPMENT (0.1%)
      750  Key Energy Services, Inc, strike $4.88 expires January 2009*                                                   61,312
                                                                                                                  --------------
RESTAURANTS (0.0%)
       60  New World Coffee - Manhattan Bagel, Inc., strike $0.01 expires June 2006*                                           1
                                                                                                                  --------------
RETAIL STORES (0.0%)
   21,345  Safelite Glass Corp., Class A, strike $6.50 expires January 2010*, ^                                              214
   14,230  Safelite Glass Corp., Class B, strike $6.50 expires January 2010*, ^                                              142
                                                                                                                  --------------
                                                                                                                             356
                                                                                                                  --------------
WIRELESS (0.0%)
      500  AirGate PCS, Inc., strike $0.01 expires October 2009*                                                               0
      500  iPCS, Inc., Rule 144A, strike $5.50 expires July 2010*,++                                                         187
      300  Metricom, Inc., strike $87.00 expires February 2010*                                                                3
                                                                                                                  --------------
                                                                                                                             190
                                                                                                                  --------------
TOTAL WARRANTS (Cost $101,765)                                                                                            79,245
                                                                                                                  --------------

                                                                                                        NUMBER
                                                                                                       OF SHARES
SHORT-TERM INVESTMENTS (4.8%)
    AIM Institutional Fund - Liquid Asset Portfolio @        (cost $3,510,620)                         3,510,620       3,510,620
                                                                                                                  --------------

                                                                                                        PAR
                                                                                                       (000)
    State Street Bank and Trust Co. Euro Time Deposit, 1.188%, 03/03/03 (cost $414,000)              $       414         414,000
                                                                                                                  --------------
TOTAL SHORT-TERM INVESTMENTS (Cost $3,924,620)                                                                         3,924,620
                                                                                                                  --------------
TOTAL INVESTMENTS AT VALUE (101.3%) (Cost $95,238,977)                                                                82,597,999

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.3%)                                                                        (1,073,528)
                                                                                                                  --------------
NET ASSETS (100.0%)                                                                                               $   81,524,471
                                                                                                                  ==============

----------
+ Credit ratings given by the Standard & Poor's Division of the McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.
- Step Bond -- The interest as of February 28, 2003 is 0% and will reset to the interest rate shown at a future date.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2003, these securities amounted to a value of $6,492,778 or 8.0% of net assets.
0  Security in default.
*  Non-income producing security.
!  Security or portion thereof is out on loan.
!! Represents security purchased with cash collateral received for securities on loan.
^ Not readily marketable security; security is valued at fair value as determined in good faith by or under the direction of the Board of Directors.
o  Company filed for bankruptcy on 12/3/02.

                See Accompanying Notes to Financial Statements.

                        CREDIT SUISSE INSTITUTIONAL FUNDS
                      STATEMENTS OF ASSETS AND LIABILITIES
                          FEBRUARY 28, 2003 (UNAUDITED)

                                                                             INTERNATIONAL         FIXED              HIGH
                                                                                 FUND           INCOME FUND        YIELD FUND
                                                                            ---------------    --------------    --------------
ASSETS
   Investments at value, including collateral for securities on loan of
     $11,008,595, $22,083,653, $3,510,620, respectively (cost
     $108,322,187, $330,121,177, $95,238,977, respectively) (Note 1)        $   105,237,547(1) $  329,342,803(2) $   82,597,999(3)
   Cash                                                                                 953               778               626
   Receivable for investments sold                                                2,194,301         7,601,484           582,529
   Dividend and interest receivable                                                 476,726         1,929,345         1,939,738
   Receivable for fund shares sold                                                    5,188           901,566            32,535
   Variation margin receivable                                                           --            14,703                --
   Prepaid expenses and other assets                                                 25,248            40,094            25,869
                                                                            ---------------    --------------    --------------
     Total Assets                                                               107,939,963       339,830,773        85,179,296
                                                                            ---------------    --------------    --------------
LIABILITIES
   Payable upon return of securities loaned (Note 1)                             11,008,595        22,083,653          3,510,620
   Payable for investments purchased                                                916,828        87,227,851                --
   Advisory fee payable (Note 2)                                                    364,448           235,571            131,304
   Administrative services fee payable (Note 2)                                       8,835            20,285             7,153
   Directors' fee payable                                                             2,368             2,189             2,205
   Payable for fund shares redeemed                                                      --            31,290                --
   Other accrued expenses payable                                                    95,601            49,242             3,543
                                                                            ---------------    --------------    --------------
     Total Liabilities                                                           12,396,675       109,650,081         3,654,825
                                                                            ---------------    --------------    --------------
NET ASSETS
   Capital stock, $0.001 par value (Note 5)                                          12,644            15,947             8,365
   Paid-in capital                                                              262,772,411       263,799,548       143,096,596
   Undistributed net investment income (loss)                                   (1,384,843)           781,154           609,537
   Accumulated net realized loss from investments, futures
     transactions and foreign currency transactions                            (162,823,686)      (33,734,963)      (49,549,049)
   Net unrealized depreciation from investments, futures
     transactions and foreign currency translations                             (3,033,238)          (680,994)      (12,640,978)
                                                                            ---------------    --------------    --------------
     Net Assets                                                             $    95,543,288    $  230,180,692    $   81,524,471
                                                                            ===============    ==============    ==============
   Shares outstanding                                                            12,643,959        15,946,666         8,365,167
                                                                            ---------------    --------------    --------------
   Net asset value, offering price, and redemption price per share          $          7.56    $        14.43    $         9.75
                                                                            ===============    ==============    ==============

----------
1  Including $10,443,498 of securities on loan.

2  Including $21,658,001 of securities on loan.

3  Including $3,377,968 of securities on loan.

                 See Accompanying Notes to Financial Statements.

                       CREDIT SUISSE INSTITUTIONAL FUNDS
                            STATEMENTS OF OPERATIONS
             FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)

                                                                             INTERNATIONAL         FIXED              HIGH
                                                                                 FUND           INCOME FUND        YIELD FUND
                                                                            ---------------    --------------    --------------
INVESTMENT INCOME (Note 1)
   Dividends                                                                $       653,422    $       69,690    $       17,092
   Interest                                                                          35,939         6,144,954         4,553,648
   Securities lending                                                                19,127            23,871            10,775
   Foreign taxes withheld                                                           (96,417)               --                --
                                                                            ---------------    --------------    --------------
     Total investment income                                                        612,071         6,238,515         4,581,515
                                                                            ---------------    --------------    --------------
EXPENSES
   Investment advisory fees (Note 2)                                                444,347           456,098           281,650
   Administrative services fees (Note 2)                                             33,743            99,463            50,696
   Distribution fees (Note 2)                                                            31                --                --
   Custodian fees                                                                    62,175            26,362            10,366
   Printing fees (Note 2)                                                            26,574            32,430            10,922
   Registration fees                                                                 24,121            10,928            11,626
   Legal fees                                                                        23,370            21,996               415
   Audit fees                                                                        18,278            15,356            12,590
   Transfer agent fees                                                               10,153            17,900             7,423
   Interest expense                                                                   6,902             3,719             3,960
   Directors' fees                                                                    5,942             6,025             6,018
   Insurance expense                                                                  4,933             6,143             2,741
                                                                            ---------------    --------------    --------------
     Total expenses                                                                 660,569           696,420           398,407
   Less: fees waived (Note 2)                                                            --          (149,103)         (116,757)
                                                                            ---------------    --------------    --------------
     Net expenses                                                                   660,569           547,317           281,650
                                                                            ---------------    --------------    --------------
        Net investment income (loss)                                                (48,498)        5,691,198         4,299,865
                                                                            ---------------    --------------    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENTS AND FOREIGN CURRENCY RELATED ITEMS
   Net realized loss from investments                                           (14,210,044)       (4,090,736)       (6,100,374)
   Net realized gain from futures contracts                                              --           778,324                --
   Net realized loss from foreign currency transactions                            (220,123)               --                --
   Net change in unrealized appreciation (depreciation)
     from investments                                                              (999,403)       12,614,453         6,739,867
   Net change in unrealized appreciation (depreciation)
     from futures transactions                                                           --           125,978                --
   Net change in unrealized appreciation (depreciation)
     from foreign currency translations                                              20,650                --                --
                                                                            ---------------    --------------    --------------
   Net realized and unrealized gain (loss) from
     investments, futures transactions and foreign
     currency related items                                                     (15,408,920)        9,428,019           639,493
                                                                            ---------------    --------------    --------------
Net increase (decrease) in net assets resulting from operations             $   (15,457,418)      $15,119,217    $    4,939,358
                                                                            ===============    ==============    ==============

                 See Accompanying Notes to Financial Statements.

                       CREDIT SUISSE INSTITUTIONAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     INTERNATIONAL FUND
                                                                                           -------------------------------------
                                                                                           FOR THE SIX MONTHS
                                                                                                  ENDED           FOR THE YEAR
                                                                                            FEBRUARY 28, 2003         ENDED
                                                                                               (UNAUDITED)       AUGUST 31, 2002
                                                                                           ------------------    ---------------
FROM OPERATIONS
   Net investment income (loss)                                                            $          (48,498)   $     1,502,651
   Net realized loss from investments
     and foreign currency transactions                                                            (14,430,167)       (63,299,730)
   Net change in unrealized appreciation
     (depreciation) from investments
     and foreign currency translations                                                               (978,753)        15,291,155
     Net decrease in net assets                                                            ------------------    ---------------
        resulting from operations                                                                 (15,457,418)       (46,505,924)
                                                                                           ------------------    ---------------

FROM CAPITAL SHARE TRANSACTIONS (Note 5)
   Proceeds from sale of shares                                                                     3,526,922         80,078,479
   Net asset value of shares redeemed                                                             (20,709,573)      (150,137,832)
                                                                                           ------------------    ---------------
     Net decrease in net assets from
        capital share transactions                                                                (17,182,651)       (70,059,353)
                                                                                           ------------------    ---------------
   Net decrease in net assets                                                                     (32,640,069)      (116,565,277)

NET ASSETS
   Beginning of period                                                                            128,183,357        244,748,634
                                                                                           ------------------    ---------------
   End of period                                                                           $       95,543,288    $   128,183,357
                                                                                           ==================    ===============
UNDISTRIBUTED NET INVESTMENT LOSS                                                          $       (1,384,843)   $    (1,336,345)
                                                                                           ==================    ===============

                 See Accompanying Notes to Financial Statements.

                       CREDIT SUISSE INSTITUTIONAL FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               FIXED INCOME FUND                      HIGH YIELD FUND
                                                    -------------------------------------   ------------------------------------
                                                    FOR THE SIX MONTHS                      FOR THE SIX MONTHS
                                                          ENDED            FOR THE YEAR          ENDED             FOR THE YEAR
                                                     FEBRUARY 28, 2003        ENDED          FEBRUARY 28, 2003        ENDED
                                                       (UNAUDITED)        AUGUST 31, 2002       (UNAUDITED)      AUGUST 31, 2002
                                                    ------------------   ----------------   ------------------   ---------------
FROM OPERATIONS
   Net investment income                            $        5,691,198   $     25,104,303   $        4,299,865   $    10,667,959
   Net realized loss from investments, futures
     transactions and foreign currency transactions         (3,312,412)       (19,914,987)          (6,100,374)      (23,260,912)
   Net change in unrealized appreciation
     (depreciation) from investments, futures
     transactions and foreign currency translations         12,740,431        (20,405,640)           6,739,867         5,900,085
                                                    ------------------   ----------------   ------------------   ---------------
     Net increase (decrease) in net assets
        resulting from operations                           15,119,217        (15,216,324)           4,939,358        (6,692,868)
                                                    ------------------   ----------------   ------------------   ---------------
FROM DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income                    (10,038,555)       (26,229,334)          (6,035,882)      (10,578,107)
   Distributions from net realized gains                            --        (13,093,545)                  --                --
                                                    ------------------   ----------------   ------------------   ---------------
     Net decrease in net assets from dividends
        and distributions                                  (10,038,555)       (39,322,879)          (6,035,882)      (10,578,107)
                                                    ------------------   ----------------   ------------------   ---------------
FROM CAPITAL SHARE TRANSACTIONS (Note 5)
   Proceeds from sale of shares                              8,053,448         52,659,591            9,020,504        51,739,931
   Reinvestment of dividends and distributions               9,742,599         38,737,562            2,524,900         8,243,070
   Net asset value of shares redeemed                      (68,559,123)      (293,621,793)         (15,770,874)      (53,873,881)
                                                    ------------------   ----------------   ------------------   ---------------
     Net increase (decrease) in net assets from
        capital share transactions                         (50,763,076)      (202,224,640)          (4,225,470)        6,109,120
                                                    ------------------   ----------------   ------------------   ---------------
   Net decrease in net assets                              (45,682,414)      (256,763,843)          (5,321,994)      (11,161,855)

NET ASSETS
   Beginning of period                                     275,863,106        532,626,949           86,846,465        98,008,320
                                                    ------------------   ----------------   ------------------   ---------------
   End of period                                    $      230,180,692   $    275,863,106   $       81,524,471   $    86,846,465
                                                    ==================   ================   ==================   ===============
UNDISTRIBUTED NET INVESTMENT INCOME                 $          781,154   $      5,128,511   $          609,537   $     2,345,554
                                                    ==================   ================   ==================   ===============

                See Accompanying Notes to Financial Statements.

                 CREDIT SUISSE INSTITUTIONAL INTERNATIONAL FUND
                              FINANCIAL HIGHLIGHTS
          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    FOR THE SIX MONTHS
                                                          ENDED                    FOR THE YEAR ENDED AUGUST 31,
                                                     FEBRUARY 28, 2003       -------------------------------------------
                                                        (UNAUDITED)              2002            2001           2000
                                                    ------------------       ------------     ---------     ------------
PER SHARE DATA

Net asset value, beginning of period                $             8.65       $      10.86     $   23.61     $      23.47
                                                    ------------------       ------------     ---------     ------------
INVESTMENT OPERATIONS
  Net investment income (loss)                                   (0.02)             0.071          0.08             0.05
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                               (1.07)             (2.28)        (6.45)            4.19
                                                    ------------------       ------------     ---------     ------------
    Total from investment operations                             (1.09)             (2.21)        (6.37)            4.24
                                                    ------------------       ------------     ---------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                              --                 --         (0.09)           (0.10)
  Distributions from net realized gains                             --                 --         (6.29)           (4.00)
                                                    ------------------       ------------     ---------     ------------
    Total dividends and distributions                               --                 --         (6.38)           (4.10)
                                                    ------------------       ------------     ---------     ------------
NET ASSET VALUE, END OF PERIOD                      $             7.56          $    8.65     $   10.86     $      23.61
                                                    ==================       ============     =========     ============
    Total return(2)                                             (12.60)%           (20.35)%      (34.01)%          17.81%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    (000s omitted)                                  $           95,543          $ 128,158     $ 244,726     $    505,914
    Ratio of expenses to average net assets                       1.19%(3,4)         1.05%(4)      1.08%(4)         1.07%(4)
    Ratio of net investment income (loss) to
      average net assets                                         (0.09)%(3)          0.69%         0.49%            0.04%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                          --                 --            --               --
  Portfolio turnover rate                                           52%               163%          139%             128%

                                                    FOR THE YEAR ENDED AUGUST 31,
                                                       1999           1998
                                                    ----------    --------------
PER SHARE DATA
Net asset value, beginning of period                $    22.70    $        22.22
                                                    ----------    --------------
INVESTMENT OPERATIONS
  Net investment income (loss)                            0.14              0.15
  Net gain (loss) on investments
    and foreign currency related items
    (both realized and unrealized)                        2.90              3.26
                                                    ----------    --------------
    Total from investment operations                      3.04              3.41
                                                    ----------    --------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                   (0.28)               --
  Distributions from net realized gains                  (1.99)            (2.93)
                                                    ----------    --------------
    Total dividends and distributions                    (2.27)            (2.93)
                                                    ----------    --------------
NET ASSET VALUE, END OF PERIOD                      $    23.47    $        22.70
                                                    ==========    ==============
    Total return(2)                                      13.88%            16.74%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    (000s omitted)                                  $  675,118    $      623,482
    Ratio of expenses to average net assets               1.21%             1.14%
    Ratio of net investment income (loss) to
      average net assets                                  0.60%             0.72%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                0.01%             0.09%
  Portfolio turnover rate                                  182%              141%

----------
(1) Per share information is calculated using the average share outstanding method.
(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(3) Annualized.
(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio. For the six months ended February 28, 2003, there were no transfer agent credits.

                 See Accompanying Notes to Financial Statements.

                 CREDIT SUISSE INSTITUTIONAL FIXED INCOME FUND
                              FINANCIAL HIGHLIGHTS
          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    FOR THE SIX MONTHS
                                                          ENDED                    FOR THE YEAR ENDED AUGUST 31,
                                                     FEBRUARY 28, 2003       -------------------------------------------
                                                        (UNAUDITED)              2002            2001           2000
                                                    ------------------       ------------     ---------     ------------
PER SHARE DATA
Net asset value, beginning of period                $            14.12       $      15.79     $   14.95     $      15.01
                                                    ------------------       ------------     ---------     ------------
INVESTMENT OPERATIONS
  Net investment income                                           0.36               0.83          1.02             0.94
  Net gain (loss) on investments
    and futures transactions
    (both realized and unrealized)                                0.53              (1.27)         0.85            (0.01)
                                                    ------------------       ------------     ---------     ------------
    Total from investment operations                              0.89              (0.44)         1.87             0.93
                                                    ------------------       ------------     ---------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                           (0.58)             (0.83)        (1.03)           (0.97)
  Distributions from net realized gains                             --              (0.40)           --            (0.02)
                                                    ------------------       ------------     ---------     ------------
    Total dividends and distributions                            (0.58)             (1.23)        (1.03)           (0.99)
                                                    ------------------       ------------     ---------     ------------
NET ASSET VALUE, END OF PERIOD                      $            14.43       $      14.12     $   15.79     $      14.95
                                                    ==================       ============     =========     ============
    Total return(2)                                               6.44%             (2.92)%       13.02%            6.43%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    (000s omitted)                                  $          230,181       $    275,863     $ 532,627     $    440,345
    Ratio of expenses to average net assets                       0.45%(3,4)         0.45%(4)      0.45%(4)         0.45%(4)
    Ratio of net investment income to
      average net assets                                          4.68%(3)           5.41%         6.71%            6.51%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                        0.12%(3)           0.05%         0.06%            0.11%
  Portfolio turnover rate                                           52%               526%          449%             520%



                                                    FOR THE YEAR ENDED AUGUST 31,
                                                       1999           1998
                                                    ----------    --------------
PER SHARE DATA
Net asset value, beginning of period                $    15.72    $        15.65
                                                    ----------    --------------
INVESTMENT OPERATIONS
  Net investment income                                   0.93              0.84
  Net gain (loss) on investments
    and futures transactions
    (both realized and unrealized)                       (0.56)             0.33
                                                    ----------    --------------
    Total from investment operations                      0.37              1.17
                                                    ----------    --------------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                   (0.91)            (0.87)
  Distributions from net realized gains                  (0.17)            (0.23)
                                                    ----------    --------------
    Total dividends and distributions                    (1.08)            (1.10)
                                                    ----------    --------------
NET ASSET VALUE, END OF PERIOD                      $    15.01    $        15.72
                                                    ==========    ==============
    Total return(2)                                       2.37%             7.77%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    (000s omitted)                                  $  350,844    $      393,533
    Ratio of expenses to average net assets               0.44%            0.47%
    Ratio of net investment income to
      average net assets                                  5.90%             5.87%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                0.18%             0.27%
  Portfolio turnover rate                                  569%              372%

----------
(1) As required, effective September 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended August 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 5.37% to 5.41%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(3)  Annualized.

(4) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio. For the six months ended February 28, 2003, there were no transfer agent credits.

                 See Accompanying Notes to Financial Statements.

                  CREDIT SUISSE INSTITUTIONAL HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS
          (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH PERIOD)

                                                    FOR THE SIX MONTHS
                                                          ENDED                    FOR THE YEAR ENDED AUGUST 31,
                                                     FEBRUARY 28, 2003       -------------------------------------------
                                                        (UNAUDITED)              2002            2001           2000
                                                    ------------------       ------------     ---------     ------------
PER SHARE DATA
Net asset value, beginning of period                $             9.90       $      11.84     $   14.11     $      15.32
                                                    ------------------       ------------     ---------     ------------
INVESTMENT OPERATIONS
  Net investment income                                           0.54               1.17          1.40             1.41
  Net gain (loss) on investments
    (both realized and unrealized)                                0.04              (1.94)        (2.21)           (1.13)
                                                    ------------------       ------------     ---------     ------------
    Total from investment operations                              0.58              (0.77)        (0.81)            0.28
                                                    ------------------       ------------     ---------     ------------
LESS DIVIDENDS
  Dividends from net investment income                           (0.73)             (1.17)        (1.46)           (1.49)
                                                    ------------------       ------------     ---------     ------------
NET ASSET VALUE, END OF PERIOD                      $             9.75       $       9.90     $   11.84     $      14.11
                                                    ==================       ============     =========     ============
    Total return(1)                                               6.28%             (6.88)%       (5.71)%           1.84%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    (000s omitted)                                  $           81,524       $     86,846     $  98,008     $     94,333
    Ratio of expenses to average net assets                       0.70%(2,3)         0.70%(3)      0.70%(3)         0.70%(3)
    Ratio of net investment income to
      average net assets                                         10.69%(2)          10.15%(4)     11.06%            9.59%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                        0.29%(2)           0.27%         0.30%            0.45%
  Portfolio turnover rate                                           27%                52%           20%              31%

                                                    FOR THE YEAR ENDED AUGUST 31,
                                                       1999           1998
                                                    ----------    --------------
PER SHARE DATA
Net asset value, beginning of period                $    16.60    $        17.08
                                                    ----------    --------------
INVESTMENT OPERATIONS
  Net investment income                                   1.42              1.43
  Net gain (loss) on investments
    (both realized and unrealized)                       (1.33)            (0.49)
                                                    ----------    --------------
    Total from investment operations                      0.09              0.94
                                                    ----------    --------------
LESS DIVIDENDS
  Dividends from net investment income                   (1.37)            (1.42)
                                                    ----------    --------------
NET ASSET VALUE, END OF PERIOD                      $    15.32    $        16.60
                                                    ==========    ==============
    Total return(1)                                       0.67%             5.48%

RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period
    (000s omitted)                                  $   95,129    $       94,044
    Ratio of expenses to average net assets               0.69%             0.70%
    Ratio of net investment income to
      average net assets                                  9.10%             8.12%
    Decrease reflected in above operating expense
      ratios due to waivers/reimbursements                0.35%             0.44%
  Portfolio turnover rate                                   40%               60%

----------

(1) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(2)  Annualized.

(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements had no effect on the Fund's expense ratio. For the six months ended February 28, 2003, there were no transfer agent credits.

(4) During the year ended August 31, 2002, the Fund experienced an increase in its interest income of 0.67% as a result of additional accretion income not accrued for in prior periods. The Fund's net investment income ratio disclosed above excludes the effect of the increase.

                 See AccompanyingNotes to Financial Statements.

                        CREDIT SUISSE INSTITUTIONAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                          FEBRUARY 28, 2003 (UNAUDITED)

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Credit Suisse Institutional Funds are non-diversified, open-end management investment companies registered under the Investment Company Act of 1940, as amended, and are currently comprised of Credit Suisse Institutional International Fund ("International"), Credit Suisse Institutional Fixed Income Fund ("Fixed Income"), and Credit Suisse Institutional High Yield Fund ("High Yield") (Each, a "Fund" and collectively, the "Funds"). Each Fund was incorporated under the laws of the State of Maryland on July 31, 1998.

     Investment objectives for each Fund are as follows: International seeks long-term appreciation of capital; Fixed Income and High Yield seek high total return.

     International is authorized to offer six classes of shares: Common Class, Advisor Class, Institutional Class, Class A, Class B and Class C shares, although only Institutional Class shares are currently offered. Effective August 29, 2002, International Class A shares ceased operations and effective October 24, 2002, Class B and Class C shares both ceased operations. Fixed Income and High Yield are authorized to offer three classes of shares: Common Class, Advisor Class and Institutional Class shares, although only Institutional Class shares of those Funds are currently offered. No compensation is payable for distribution services for each Fund's Institutional shares.

               A) SECURITY VALUATION -- The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. Each Fund's equity investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, equity investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's fair value.

               B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

               C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

               D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly for Fixed Income and High Yield. Dividends from net investment income are declared and paid annually for International. Distributions of net realized capital gains, if any, are declared and paid at least annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America ("GAAP").

               E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal

     Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

               F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

               G) SHORT-TERM INVESTMENTS -- The Funds, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pool available cash into a short-term time deposit issued by State Street Bank and Trust Company, the Funds' custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

               H) FORWARD FOREIGN CURRENCY CONTRACTS -- Each Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. Each Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At February 28, 2003, the Funds had no open forward foreign currency contracts.

               I) TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

               J) FUTURES -- Each Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, each Fund is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At February 28, 2003, Fixed Income had the following open futures contracts:

                                                                                                        UNREALIZED
     FUTURES                                NUMBER OF     EXPIRATION     CONTRACT       CONTRACT       APPRECIATION/
     CONTRACTS                              CONTRACTS        DATE         AMOUNT          VALUE        (DEPRECIATION)
     ---------------------------------      ---------     ----------   ------------   -------------    --------------
     U.S. Treasury Bond Futures                     82     06/19/03    $  9,169,617   $   9,386,438    $      216,821
     U.S. Treasury 2 Year Notes Future             123     06/26/03      26,426,519      26,485,359            58,840
                                                                       ------------   -------------    --------------
                                                                       $ 35,596,136   $  35,871,797    $      275,661
                                                                       ============   =============    ==============
     U.S. Treasury 5 Year Notes Future            (223)    06/19/03     (25,183,256)    (25,355,797)         (172,541)
     U.S. Treasury 10 Year Notes Future             (6)    06/19/03        (686,448)       (692,250)           (5,802)
                                                                       ------------   -------------    --------------
                                                                       $(25,869,704)  $ (26,048,047)   $     (178,343)
                                                                       ============   =============    ==============

               K) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan including any accrued interest thereon and 105% of the market value of foreign securities on loan including any accrued interest thereon. Cash collateral received by each Fund in connection with securities lending activity is invested in the AIM Institutional Funds -- Liquid Asset Portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

               The market value of securities on loan to brokers and the value of collateral held by International, Fixed Income, and High Yield Funds with respect to such loans at February 28, 2003 are as follows:

                      MARKET VALUE OF            VALUE OF
     FUND            SECURITIES LOANED    COLLATERAL RECEIVED
     -------------   ------------------   --------------------
     International   $       10,443,498   $         11,008,595
     Fixed Income            21,658,001             22,083,653
     High Yield               3,377,968              3,510,620

               Credit Suisse First Boston ("CSFB"), an affiliate of CSAM, has been engaged by the Funds to act as each fund's securities lending agent. CSFB has agreed to charge the Funds fees for its securities lending activities equal to its cost in providing services as securities lending agent. CSFB also has voluntarily agreed to waive its fees for the securities lending agent services that it provides. CSFB may discontinue its voluntary fee waivers at any time.

               L) OTHER -- The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

               The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or gains are earned.

               Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

               In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent a Fund invests in junk bonds) the Fund's net asset value.

NOTE 2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     CSAM serves as investment adviser for the Funds. For its investment advisory services, CSAM is entitled to receive a fee from the Funds based on the following fee structure:

     FUND                                          ANNUAL RATE
     -------------                         -------------------------------------
     International                         0.80% of average daily net assets
     Fixed Income                          0.375% of average daily net assets
     High Yield                            0.70% of average daily net assets

     For the six months ended February 28, 2003, investment advisory fees earned and voluntarily waived for each Fund were as follows:

                                 GROSS                                NET
                                ADVISORY                           ADVISORY
     FUND                         FEE              WAIVER             FEE
     -------------             ----------         ---------       ----------
     International             $  444,347        $      --        $  444,347
     Fixed Income                 456,098         (149,103)          306,995
     High Yield                   281,650         (116,757)          164,893

     During the period covered by this report, management determined that the Funds' advisory contract had lapsed due to an administrative error. CSAM has taken all necessary steps to remedy this error, including obtaining Board and shareholder approval of retention or payment of fees paid or payable to CSAM during the period the contract had lapsed and of a new contract on the same terms as in the lapsed contract.

     Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM Ltd. U.K.") and Credit Suisse Asset Management Limited (CSAM Japan) ("CSAM Ltd. Japan"), each an affiliate of CSAM, are sub-investment advisers to the International Fund. CSAM Ltd. U.K. and CSAM Ltd. Japan's sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund.

     Effective October 9, 2002, Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"), an affiliate of CSAM, became a sub-investment adviser to the International Fund. CSAM Ltd. Australia's sub-investment advisory fee is paid by CSAM out of CSAM's net investment advisory fee and is not paid by the Fund.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and State Street Bank and Trust Company ("SSB"), serve as co-administrators to the Funds.

     No compensation is payable by the Funds to CSAMSI for co-administrative services.

     For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, based upon the following fee structure calculated in total for all the Credit Suisse Funds/Portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio.

     AVERAGE DAILY NET ASSETS            ANNUAL RATE
     -------------------------   ---------------------------------
     First $5 billion            .050% of average daily net assets
     Next $5 billion             .035% of average daily net assets
     Over $10 billion            .020% of average daily net assets

     For the six months ended February 28, 2003, co-administrative service fees earned by SSB (including out-of-pocket expenses) were as follows:

     FUND                      CO-ADMINISTRATION FEE
     ----------------   ---------------------------------
     International                $   33,743
     Fixed Income                     99,463
     High Yield                       50,696

     In addition to serving as each Fund's co-administrator, CSAMSI currently serves as distributor of each Fund's shares. Pursuant to a distribution plan adopted by International Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives a fee for its distribution services. For Class B and Class C Shares, the fee is calculated at an annual rate of 1.00% of average daily net assets of the Class B and Class C shares of International.

     FUND                   DISTRIBUTION FEE
     --------------------   ----------------
     International
        Class B(1)                $  13
        Class C(1)                   18
                                  $  31

(1)  For the period ended October 24, 2002 (ceased operations).

     Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Funds to provide certain financial printing and fulfillment services. For the six months ended February 28, 2003, Merrill was paid for its services to the Funds as follows:

     FUND                        AMOUNT
     --------------------   ----------------
     International                $    6,074
     Fixed Income                      5,915
     High Yield                        5,915

NOTE 3. LINE OF CREDIT

     The Funds, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At February 28, 2003, the Funds had no loans outstanding under the Credit Facility. During the six months ended February 28, 2003, the Funds had borrowings under the Credit Facility as follows:

                                                WEIGHTED
                                                 AVERAGE            MAXIMUM
                        AVERAGE DAILY           INTEREST           DAILY LOAN
     FUND               LOAN BALANCE              RATE%            OUTSTANDING
     ----------         -------------         -------------       -------------

     High Yield         $   1,687,073                 2.135%      $   2,969,000

NOTE 4. PURCHASES AND SALES OF SECURITIES

     For the six months ended February 28, 2003, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

                                                                         U.S. GOVERNMENT
                                INVESTMENTS                           AND AGENCY OBLIGATIONS
                     ---------------------------------------   ---------------------------------------
     FUND                 PURCHASES             SALES              PURCHASES              SALES
     -------------   ------------------   ------------------   ------------------   ------------------
     International   $       54,884,459   $       69,400,799   $               --   $               --
     Fixed Income            63,397,613          133,905,480          598,145,435          571,952,125
     High Yield              20,983,209           26,949,703                   --                   --

     At February 28, 2003, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation (depreciation) from investments was as follows:

                       IDENTIFIED          UNREALIZED         UNREALIZED        NET UNREALIZED
     FUND                 COST            APPRECIATION       DEPRECIATION        DEPRECIATION
     -------------   ----------------   ----------------   ----------------    ----------------
     International    $   108,322,187   $      3,205,796   $     (6,290,436)   $     (3,084,640)
     Fixed Income         330,121,177          7,757,247         (8,535,621)           (778,374)
     High Yield            95,238,977          3,451,602        (16,092,580)        (12,640,978)

NOTE 5. CAPITAL SHARE TRANSACTIONS

     International Fund is authorized to issue six billion full and fractional shares of capital stock, $.001 par value per share and Fixed Income Fund and High Yield Fund are each authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share. Transactions in capital shares for each Fund were as follows:

                                                  INTERNATIONAL FUND
               --------------------------------------------------------------------------------------
                               INSTITUTIONAL CLASS                                   CLASS A
               ----------------------------------------------------------   -------------------------
                 FOR THE SIX MONTHS ENDED          FOR THE YEAR ENDED            FOR THE YEAR ENDED
               FEBRUARY 28, 2003 (UNAUDITED)        AUGUST 31, 2002               AUGUST 31, 2002(1)
               ----------------------------    ---------------------------   -------------------------
                   SHARES         VALUE           SHARES         VALUE          SHARES       VALUE
                 ----------    ------------    ------------  -------------   ----------  -------------
Shares sold         440,685    $  3,526,922      8,022,504   $  80,068,479           --   $        --
Shares redeemed  (2,605,444)    (20,687,046)   (15,755,602)   (150,136,955)         (98)         (839)
                 ----------    ------------    -----------   -------------   ----------   -----------
Net decrease     (2,164,759)   $(17,160,124)    (7,733,098)  $ (70,068,476)         (98)  $      (839)
                 ==========    ============    ===========   =============   ==========   ===========

                                                               INTERNATIONAL FUND
                      --------------------------------------------------------------------------------------------------------------
                                                CLASS B                                                 CLASS C
                      -------------------------------------------------------  -----------------------------------------------------
                         FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED     FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                       FEBRUARY 28, 2003(2)(UNAUDITED)      AUGUST 31, 2002    FEBRUARY 28, 2003(2) (UNAUDITED)    AUGUST 31, 2002
                      --------------------------------    -------------------  ------------------------------    -------------------
                          SHARES            VALUE          SHARES     VALUE     SHARES           VALUE            SHARES    VALUE
                      --------------    --------------    -------- ----------  ---------    -----------------    -------- ----------
Shares sold                  --         $        --        984     $  10,000        --         $      --           --       $  --
Shares redeemed          (1,085)             (8,311)        (2)          (19)   (1,848)          (14,216)          (2)        (19)
                         ------         -----------        ---     ---------    ------         ---------          ---       -----
Net increase (decrease)  (1,085)        $    (8,311)       982     $   9,981    (1,848)        $ (14,216)          (2)      $ (19)
                         ======         ===========        ===     =========    ======         =========          ===       =====

(1)  For the period ended August 29, 2002 (ceased operations).
(2)  For the period ended October 24, 2002 (ceased operations).

                                           FIXED INCOME FUND                                          HIGH YIELD FUND
                   -------------------------------------------------------  --------------------------------------------------------
                                         INSTITUTIONAL CLASS                                     INSTITUTIONAL CLASS
                   -------------------------------------------------------  --------------------------------------------------------
                       FOR THE SIX MONTHS ENDED         FOR THE YEAR ENDED     FOR THE SIX MONTHS ENDED       FOR THE YEAR ENDED
                     FEBRUARY 28, 2003(UNAUDITED)        AUGUST 31, 2002     FEBRUARY 28, 2003 (UNAUDITED)      AUGUST 31, 2002
                   --------------------------------    -------------------  ------------------------------   -----------------------
                       SHARES         VALUE             SHARES     VALUE       SHARES          VALUE           SHARES      VALUE
                   -------------- -------------        --------- ----------  ------------ ----------------   ---------- ------------
Shares sold           576,513     $  8,053,448          3,512,892 $  52,659,591    937,723  $   9,020,504    4,709,817 $ 51,739,931
Shares issued in
 reinvestment of
 dividends
 and distribution     693,583        9,742,599          2,624,602    38,737,562    267,803      2,524,900      766,978    8,243,070
Shares redeemed    (4,865,277)     (68,559,123)       (20,325,988) (293,621,793)(1,613,042)   (15,770,874)  (4,982,604) (53,873,881)
                   ----------     ------------        ----------- ------------- ----------  -------------   ---------- ------------
Net increase
 (decrease)        (3,595,181)    $(50,763,076)       (14,188,494)$(202,224,640)  (407,516) $  (4,225,470)     494,191 $  6,109,120
                   ==========     ============        =========== ============= ==========  =============   ========== ============

     On February 28, 2003, the number of shareholders that held 5% or more of the outstanding shares of each Fund were as follows:

                                                    NUMBER OF     APPROXIMATE PERCENTAGE
            FUND                                  SHAREHOLDERS     OF OUTSTANDING SHARES
            ------------------                    ------------    ----------------------
            International                              5                     83%
            Fixed Income                               3                     78%
            High Yield                                 3                     76%

     Some of the shareholders are comprised of omnibus accounts, which are held on behalf of several individual shareholders.

                   Credit Suisse Institutional International Fund
                       Shareholder Meeting Results (Unaudited)

     A special meeting of shareholders of the International Fund was held at 466 Lexington Avenue, 16th Floor, New York, NY 10017 on October 9, 2002. The following matter was voted upon by the shareholders of the International Fund and the results are presented below. Shares delivered not voted are included on the total for the proposal. To approve a Sub-Investment Advisory Agreement for the International Fund, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Limited (CSAM Australia) ("CSAM Ltd. Australia"):

                                                      % OF TOTAL SHARES        % OF TOTAL
                                     SHARES              OUTSTANDING          SHARES VOTED
                                   ----------         -----------------       ------------
     For                           12,194,775               72.15%               99.90%
     Against                            1,821                0.01%                0.01%
     Abstain                           10,469                0.06%                0.09%

                              PRIVACY POLICY NOTICE

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU. THIS NOTICE IS DATED AS OF MARCH 29, 2002.

                      P.O. Box 8500, Boston, MA 02266-8500
                                  800-222-8977

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSIUS-3-0203